                                                                   EXHIBIT 10.19

                             OFFICE BUILDING LEASE

                                    BETWEEN

                      KOLL DUBLIN CORPORATE CENTER, L.P.,

                         A DELAWARE LIMITED PARTNERSHIP

                                    LANDLORD

                                      AND

                              QUINTUS CORPORATION,

                             A DELAWARE CORPORATION

                                     TENANT

                               TABLE OF CONTENTS

                                                            Page
                                                            ----
1.   BASIC LEASE TERMS........................................1
2.   PREMISES AND COMMON AREAS................................2
3.   TERM.....................................................3
4.   POSSESSION...............................................3
5.   RENT.....................................................3
6.   OPERATING EXPENSES.......................................4
7.   [INTENTIONALLY DELETED]..................................5
8.   USE......................................................5
9.   NOTICES..................................................6
10.  BROKERS..................................................6
11.  SURRENDER; HOLDING OVER..................................6
12.  TAXES ON TENANT'S PROPERTY...............................7
13.  ALTERATIONS..............................................7
14.  REPAIRS..................................................9
15.  LIENS...................................................10
16.  ENTRY BY LANDLORD.......................................10
17.  UTILITIES AND SERVICES..................................10
18.  ASSUMPTION OF RISK AND INDEMNIFICATION..................11
19.  INSURANCE...............................................11
20.  DAMAGE OR DESTRUCTION...................................13
21.  EMINENT DOMAIN..........................................14
22.  DEFAULTS AND REMEDIES...................................14
23.  LANDLORD'S DEFAULT......................................16
24.  ASSIGNMENT AND SUBLETTING...............................16
25.  SUBORDINATION...........................................18
26.  ESTOPPEL CERTIFICATE....................................19
27.  [INTENTIONALLY DELETED].................................19
28.  RULES AND REGULATIONS...................................19
29.  MODIFICATION AND CURE RIGHTS OF LANDLORD'S MORTGAGEES
     AND LESSORS.............................................19
30.  DEFINITION OF LANDLORD..................................19
31.  WAIVER..................................................20
32.  PARKING.................................................20
33.  FORCE MAJEURE...........................................21
34.  SIGNS...................................................21
35.  LIMITATION ON LIABILITY.................................22
36.  FINANCIAL STATEMENTS....................................22
37.  QUIET ENJOYMENT.........................................22
38.  MISCELLANEOUS...........................................22
39.  EXECUTION OF LEASE......................................23
40.  UNION LABOR.............................................23
41.  OPTION TERM.............................................23
42.  SECURITY MEASURES.......................................24
43.  NON-DISTURBANCE AGREEMENT...............................25
44.  LETTERS OF CREDIT.......................................25
45.  RIGHT OF FIRST OFFER....................................26

                                      (i)

EXHIBITS:
                                                                      PAGE
                                                                      ----
A-I            Site Plan
A-II           Outline of Floor Plan of Premises
B              Rentable Square Feet
C              Work Letter Agreement
D              Notice of Lease Term Dates and Tenant's Percentage
E              Definition of Operating Expenses
F              Standards for Utilities and Services
G              Estoppel Certificate
H              Rules and Regulations
I              Form of Letter of Credit



                                      (ii)

                             OFFICE BUILDING LEASE

This OFFICE BUILDING LEASE ("Lease") is entered into as of June 23, 2000, by and between KOLL DUBLIN CORPORATE CENTER, L.P., a Delaware limited partnership ("Landlord"), and QUINTUS CORPORATION, a Delaware corporation ("Tenant").

1. BASIC LEASE TERMS. For purposes of this Lease, the following terms have the following definitions and meanings:

(a) LANDLORD: KOLL DUBLIN CORPORATE CENTER, L.P., a Delaware limited partnership

(b)  LANDLORD'S ADDRESS (FOR NOTICES):

          4125 Blackhawk Plaza Circle, Suite 200
          Danville, CA 94506
          Attention: Michael G. Parker

or such other place as Landlord may from time to time designate by notice to Tenant.

(c)  TENANT: QUINTUS CORPORATION, a Delaware corporation.

(d)  TENANT'S ADDRESS (FOR NOTICES): Before the Commencement Date:

          47212 Mission Falls Court
          Fremont, CA 94539
          Attention: CFO
                     ------------------

and after the Commencement Date, to the Premises, Attention: CFO
                                                            ------------------
or such other place as Tenant may from time to time designate by notice to Landlord.

(e) DEVELOPMENT: The parcel(s) of real property commonly known as the Koll Dublin Corporate Center and located in the City of Dublin (the "City"), County of Alameda (the "County"), State of California ("State"), as shown on the site plan attached hereto as Exhibit "A-1".

(f) BUILDING: A four story office building located within the Development, which Building contains approximately 138,136 Rentable Square Feet (subject to adjustment as provided in Exhibit "B"), with the street address of 4120 Dublin Boulevard, Dublin, California (Building 2).

(g) PREMISES: Those certain premises consisting of the entire first (1st), second (2nd) and third (3rd) floors of the Building as generally shown on the floor plan(s) attached hereto as Exhibit "A-II", which Premises contains approximately 102,712 Rentable Square Feet and 96,046 Usable Square Feet (subject to adjustment as provided in Exhibit "B" and Exhibit "D").

(h) TENANT'S PERCENTAGE: Tenant's percentage of the Building on a Rentable Square Foot basis, which initially is 74.36%, subject to final determination as provided in Exhibit "B" and Exhibit "D".

(i)  TERM: Ten (10) Lease Years and -0- Months.

(j)  ESTIMATED COMMENCEMENT DATE: November 22, 2000.

     ESTIMATED EXPIRATION DATE: November 30, 2010.

(k) COMMENCEMENT DATE: The date on which the Term of this Lease will commence as determined in accordance with the provisions of Exhibit "C" and as stated on Exhibit "D".

(l) INITIAL MONTHLY BASE RENT: $2.75 per Rentable Square Foot, subject to adjustment as provided in Subparagraph 1(m) below and as otherwise provided in this Lease.

(m) ADJUSTMENT TO MONTHLY BASE RENT: Monthly Base Rent will be adjusted in accordance with the following: On each anniversary of either the Commencement Date, if the Commencement Date is the first day of a calendar month, or the first day of the calendar month immediately following the Commencement Date, the Monthly Base Rent shall be increased by four percent (4%) over the then current Monthly Base Rent.

(n) OPERATING EXPENSE ALLOWANCE: Operating Expense Allowance means that portion of Tenant's Percentage of Operating Expenses as described in Paragraph 6 below which Landlord has included in Monthly Base Rent, which, for purposes of this Lease, will be an amount equal to $7.65 per Rentable Square Foot per year.

(o)  SECURITY DEPOSIT: $-0- (See Paragraph 44 below concerning Letter of
Credit)

(p) TENANT IMPROVEMENTS: All Tenant improvements installed or to be installed by Landlord or Tenant within the Premises to prepare the Premises for occupancy pursuant to the terms of the Work Letter Agreement attached hereto as Exhibit "C".

(q) TENANT IMPROVEMENT ALLOWANCE: $25.00 per Rentable Square Foot of the Premises, to be applied as provided in the Work Letter Agreement attached hereto as Exhibit "C".

(r)     PERMITTED USE: General office space.

(s) INITIAL AFTER-HOURS CHARGE: $50.00 per zone per hour for after-hours HVAC use. (Landlord represents to Tenant that Tenant will not be charged for any zone that services any tenant space other than the Premises unless Tenant requests after-hours HVAC for such zone.) For the purpose of after-hours HVAC use, the Building is divided into the following four (4) zones: (i) the east half of the 1st and 2nd floors, (ii) the west half of the 1st and 2nd floors,
(iii) the east half of the 3rd and 4th floors and (iv) the west half of the 3rd and 4th floors.

(t) PARKING: 411 unreserved employee parking spaces, initially at no charge, but subject to Landlord's establishing a standard parking rate at any time during the Option Term and subject to change from time to time thereafter, subject to the terms and conditions of Paragraph 32 below and the Rules and Regulations regarding parking contained in Exhibit "H".

(u)     BROKER(S): CB Richard Ellis (dual broker for Landlord and Tenant).

(v)     GUARANTOR(S): N/A

(w) INTEREST RATE: shall mean the greater of ten percent (10%) per annum or two percent (2%) in excess of the prime lending or reference rate of Wells Fargo Bank N.A. or any successor bank in effect on the twenty-fifth (25th) day of the calendar month immediately prior to the event giving rise to the Interest Rate imposition; provided, however, the Interest Rate will in no event exceed the maximum interest rate permitted to be charged by applicable law.

(x) EXHIBITS: A through I, inclusive, which Exhibits are attached to this Lease and incorporated herein by this reference. As provided in Paragraph 3 below, a completed version of Exhibit "D" will be delivered to Tenant after Landlord delivers possession of the Premises to Tenant.

This Paragraph 1 represents a summary of the basic terms and definitions of this Lease. In the event of any inconsistency between the terms contained in this Paragraph 1 and any specific provision of this Lease, the terms of the more specific provision shall prevail.

2.      PREMISES AND COMMON AREAS

(a) PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises as improved or to be improved with the Tenant Improvements described in the Work Letter Agreement, a copy of which is attached hereto as Exhibit "C".

(b) MUTUAL COVENANTS. Landlord and Tenant agree that the letting and hiring of the Premises is upon and subject to the terms, covenants and conditions contained in this Lease and each party covenants as a material part of the consideration for this Lease to keep and perform their respective obligations under this Lease.

(c) TENANT'S USE OF COMMON AREAS. During the Term of this Lease, Tenant shall have the nonexclusive right to use in common with Landlord and all persons, firms and corporations conducting business in the Development and their respective customers, guests, licensees, invitees, subtenants, employees and agents (collectively, "Development Occupants"), subject to the terms of this Lease, the Rules and Regulations referenced in Paragraph 32 below and all covenants, conditions and restrictions now or hereafter affecting the Development, the following common areas of the Building and/or the Development (collectively, the "Common Areas");

(i) The Building's common entrances, hallways, lobbies, public restrooms on multi-tenant floors, elevators, stairways and accessways, loading docks, ramps, drives and platforms and any passageways and serviceways thereto, and the common pipes, conduits, wires and appurtenant equipment within the Building which serve the Premises (collectively, "Building Common Areas)); and

(ii) The parking facilities of the Development which serve the Building (subject to the provisions of Exhibit "H"), loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, plaza areas, fountains and similar areas and facilities situated within the Development and appurtenant to the Building which are not reserved for the exclusive use of any Development Occupants (collectively, "Development Common Areas").

(d) LANDLORD'S RESERVATION OF RIGHTS. Provided Tenant's use of and access to the Premises and parking to be provided to Tenant under this Lease is not interfered with in an unreasonable manner, Landlord reserves for itself and for all other owner(s) and operator(s) of the Development Common Areas and the balance of the Development, the right from time to time to: (i) install, use, maintain, repair, replace and relocate pipes, ducts, conduits, wires and appurtenant meters and equipment above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas of the Building; (ii) make changes to the design and layout of the Development, including, without limitation, changes to buildings, driveways, entrances, loading and unloading areas, direction of traffic, landscaped areas and walkways, and, subject to the parking provisions contained in Paragraph 32 and Exhibit "H", parking spaces and parking areas; and (iii) use or close temporarily the Building Common Areas, the Development Common Areas and/or other portions of the Development while engaged in making improvements, repairs or alterations to the Building, the Development, or any portion thereof.

3. TERM. The term of this Lease ("Term") will be for the period designated in Subparagraph 1(i), commencing on the Commencement Date, and ending on the last day of the month in which the expiration of such period occurs, including any extensions of the Term pursuant to any provision of this Lease or written agreement of the parties. Each consecutive twelve (12) month period of the Term of this Lease, commencing on the Commencement Date, will be referred to herein as a "Lease Year". Landlord's Notice of Lease Term Dates and Tenant's Percentage ("Notice"), in the form of Exhibit "D" attached hereto, will set forth the Commencement Date, the date upon which the Term of this Lease shall end, the Rentable Square Feet within the Premises and the Building, and Tenant's Percentage and will be delivered to Tenant after Landlord delivers possession of the Premises to Tenant. The Notice will be binding upon Tenant unless Tenant objects to the Notice in writing within five (5) days of Tenant's receipt of the Notice.

4.   POSSESSION.

(a) DELIVERY OF POSSESSION. Landlord agrees to deliver possession of the Premises to Tenant in accordance with the terms of the Work Letter Agreement attached hereto as Exhibit "C", or, if no Work Letter Agreement is required for this Lease, then Landlord agrees to deliver possession of the Premises to Tenant on the Commencement Date. Notwithstanding the foregoing, Landlord will not be obligated to deliver possession of the Premises to Tenant (but Tenant will be liable for rent if Landlord can otherwise deliver the Premises to Tenant) until Landlord has received from Tenant all of the following: (i) a copy of this Lease fully executed by Tenant and the guaranty of Tenant's obligations under this Lease, if any, executed by the Guarantor(s); (ii) the Security Deposit and the first installment of Monthly Base Rent; (iii) executed copies of policies of insurance or certificates thereof as required under Paragraph 19 of this Lease;
(iv) copies of all governmental permits and authorizations, if any, required in connection with Tenant's operation of its business within the Premises; and (v) if Tenant is a corporation or partnership, such evidence of due formation, valid existence and authority as Landlord may reasonably require, which may include, without limitation, a certificate of good standing, certificate of secretary, articles of incorporation, statement of partnership, or other similar documentation.

(b) CONDITION OF PREMISES. Prior to the Commencement Date and in accordance with the Work Letter Agreement attached hereto as Exhibit "C", Landlord and Tenant will jointly conduct a walk-through inspection of the Premises and will jointly prepare a punch-list ("Punch-List") of items required to be installed by Landlord under the Work Letter Agreement which require finishing or correction. The Punch-List will not include any items of damage to the Premises caused by Tenant's move-in or early entry, if permitted, which damage will be corrected or repaired by Landlord, at Tenant's expense or, at Landlord's election, by Tenant, at Tenant's expense. Other than the items specified in the Punch-List, by taking possession of the Premises, Tenant will be deemed to have accepted the Premises in its condition on the date of delivery of possession and to have acknowledged that the Tenant Improvements have been installed as required by the Work Letter Agreement and that there are no additional items needing work or repair. Landlord will cause all items in the Punch-List to be repaired or corrected within thirty (30) days following the preparation of the Punch-List or as soon as practicable after the preparation of the Punch-List. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises, the Building, the Development or any portions thereof or with respect to the suitability of same for the conduct of Tenant's business and Tenant further acknowledges that Landlord will have no obligation to construct or complete any additional buildings or improvements within the Development. Notwithstanding the foregoing, Landlord warrants to Tenant that on the Commencement Date, the Premises and the Building (including all structural, mechanical, electrical and systems, roof, common areas and restrooms and the parking area for the Building) shall be in good working condition and shall comply with all applicable requirements of building codes, California accessibility codes and the Americans with Disabilities Act [42 U.S.C. (Section) 12101 et seq.] (the "ADA") as in effect on the Commencement Date (the "Building Warranty"). The Building Warranty shall not apply to any improvements or alterations made by or at the request of Tenant, except as specifically set forth in the Work Letter Agreement. If the Premises do not comply with the Building Warranty, promptly after Landlord's receipt of written notice from Tenant given within six (6) months after the Commencement Date specifying in detail the nature and extent of such non-compliance, Landlord, at Landlord's sole cost and expense, shall take such action as is reasonably necessary to remedy such non-compliance.

5.   RENT.

(a) MONTHLY BASE RENT. Tenant agrees to pay Landlord the Monthly Base Rent for the Premises (subject to adjustment as hereinafter provided) in advance on the first day of each calendar month during the Term without prior notice or demand, except that Tenant agrees to pay the Monthly Base Rent for the first month of the Term directly to Landlord concurrently with Tenant's delivery of the executed Lease to Landlord. If the Term of this Lease commences or ends on a day other than the first day of a calendar month, then the rent for such period will be prorated in the proportion that the number of days this Lease is in effect during such period bears to the number of days in such month. All rent must be paid to

Landlord, without any deduction or offset, in lawful money of the United States of America, at the address designated by Landlord or to such other person or at such other place as Landlord may from time to time designate in writing. Monthly Base Rent will be adjusted during the Term of this Lease as provided in Subparagraph I(m).

(b) ADDITIONAL RENT. All amounts and charges to be paid by Tenant hereunder, including, without limitation, payments for Operating Expenses, Insurance, repairs and parking, will be considered additional rent for purposes of this Lease, and the word "rent" as used in this Lease will include all such additional rent unless the context specifically or clearly implies that only Monthly Base Rent is intended.

(c) LATE PAYMENTS. Late payments of Monthly Base Rent and/or any item of additional rent will be subject to interest and a late charge as provided in Subparagraph 22(f) below.

6.   OPERATING EXPENSES.

(a) OPERATING EXPENSES. In addition to Monthly Base Rent, throughout the Term of this Lease, Tenant agrees to pay Landlord as additional rent in accordance with the terms of this Paragraph 6, Tenant's Percentage of Operating Expenses as defined in Exhibit "E" attached hereto to the extent Tenant's Percentage of Operating Expenses exceeds Tenant's Operating Expense Allowance.

(b) ESTIMATE STATEMENT. Prior to the Commencement Date and on or about March 1st of each subsequent calendar year during the Term of this Lease, Landlord will endeavor to deliver to Tenant a statement ("Estimate Statement") wherein Landlord will estimate both the Operating Expenses and Tenant's Percentage of Operating Expenses for the then current calendar year. If the estimate of Tenant's Percentage of Operating Expenses in the Estimate Statement exceeds Tenant's Operating Expense Allowance, Tenant agrees to pay Landlord, as "Additional Rent", one-twelfth (1/12th) of such excess each month thereafter beginning with the next installment of rent due, until such time as Landlord issues a revised Estimate Statement or the Estimate Statement for the succeeding calendar year; except that, concurrently with the regular monthly rent payment next due following the receipt of each such Estimate Statement, Tenant agrees to pay Landlord an amount equal to one monthly installment of such excess (less any applicable Operating Expenses already paid) multiplied by the number of months from January, in the current calendar year, to the month of such rent payment next due, all months inclusive. If at any time during the Term of this Lease, but not more often than quarterly, Landlord reasonably determines that Tenant's Percentage of Operating Expenses for the current calendar year will be greater than the amount set forth in the then current Estimate Statement, Landlord may issue a revised Estimate Statement and Tenant agrees to pay Landlord, within ten
(10) days of receipt of the revised Estimate Statement, the difference between the amount owned by Tenant under such revised Estimate Statement and the amount owed by Tenant under the original Estimate Statement for the portion of the then current calendar year which has expired. Thereafter Tenant agrees to pay Tenant's Percentage of Operating Expenses based on such revised Estimate Statement until Tenant receives the next calendar year's Estimate Statement or a new revised Estimate Statement for the current calendar year. In the event Tenant's Percentage of Operating Expenses for any calendar year is less than Tenant's Operating Expenses Allowance, Tenant will not be entitled to a credit against any rent, additional rent or Tenant's Percentage of future Operating Expenses payable hereunder.

(c) ACTUAL STATEMENT. By March 1st of each calendar year during the Term of this Lease (commencing March 1 in the calendar year following the base year for Operating Expenses, if applicable), Landlord will also endeavor to deliver to Tenant a statement ("Actual Statement") which states the actual Operating Expenses for the preceding calendar year. If the Actual Statement reveals that Tenant's Percentage of the actual Operating Expenses is more than the total Additional Rent paid by Tenant for Operating Expenses on account of the preceding calendar year, Tenant agrees to pay Landlord the difference in a lump sum within ten (10) days of receipt of the Actual Statement. If the Actual Statement reveals that Tenant's Percentage of the actual Operating Expenses is less than the Additional Rent paid by Tenant for Operating Expenses on account of the preceding calendar year; Landlord will credit any overpayment toward the next monthly installment(s) of Tenant's Percentage of the Operating Expenses due under this Lease.

(d) MISCELLANEOUS. Any delay or failure by Landlord in delivering any Estimate Statement or Actual Statement pursuant to this Paragraph 6 will not constitute a waiver of its right to require an increase in rent nor will it relieve Tenant of its obligations pursuant to this Paragraph 6, except that Tenant will not be obligated to make any payments based on such Estimate Statement or Actual Statement until ten (10) days after receipt of such Estimate Statement or Actual Statement. Even though the Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Percentage of the actual Operating Expenses for the year in which this Lease terminates, Tenant agrees to promptly pay any increase due over the estimated expenses paid and, conversely, any overpayment made in the event said expenses decrease shall promptly be rebated by landlord to Tenant. Such obligation will be a continuing one which will survive the expiration or earlier termination of this Lease. Prior to the expiration or sooner termination of the Lease Term and Landlord's acceptance of Tenants surrender of the Premises, Landlord will have the right to estimate the actual Operating Expenses for the then current Lease Year and to collect from the Tenant prior to Tenant's surrender of the Premises. Tenant's Percentage of any excess of such actual Operating Expenses over the estimated Operating Expenses paid by Tenant in such Lease Year.

(e) TENANT'S REVIEW RIGHTS. Upon Tenant's written request given not more than ninety (90) days after Tenant's receipt of an Actual Statement for a particular calendar year, and provided that (i) Tenant is not then in default under this Lease beyond any applicable cure period and (ii) Tenant has paid all amounts required to be paid under such Actual Statement, then Tenant and its representatives shall have the right to review and/or audit Landlord's books and records relating to the Operating Expenses reflected on such Actual Statement, provided that any accounting firm engaged by Tenant to perform such review and/or audit may not be retained on a contingency fee basis. If as the result of such review and/or audit Tenant disputes the amount of Operating Expenses for the calendar year under inspection, Landlord and Tenant shall meet and attempt in good faith to resolve the dispute. If the parties are unable to resolve the dispute within sixty (60) days after completion of such review and/or audit, then Tenant shall have the right to submit the dispute to arbitration, which right shall be exercised, if at all, by delivering a notice of election to arbitrate to Landlord not later than the last day of said sixty
(60) day period. Landlord and Tenant shall agree, within fifteen (15) days after Tenant's delivery of the arbitration election, to retain an arbitrator who shall be an unaffiliated, reputable certified public accountant who is a member of a reputable independent nationally or regionally recognized certified public accounting firm, and who has had at least five (5) years of experience in reviewing financial operating records of landlords of office buildings. The arbitration shall be limited to the determination of the appropriate amount of Operating Expenses, as relevant to the subject of the dispute, for the calender year under review. The decision of the arbitrator shall be delivered simultaneously to Landlord and Tenant, and shall be final and binding upon Landlord and Tenant. If the arbitrator determines that the amount of operating expenses billed to Tenant was incorrect, the appropriate party shall pay to the other party the deficiency or overpayment, as applicable, within thirty (30) days following delivery of the arbitrator's decision, without interest. All costs and expenses of the arbitration shall be paid by Tenant unless the final determination in such arbitration is that Landlord overstated operating expenses for the applicable calendar year by more than five percent (5%) of the originally reported Operating Expenses, in which case Landlord shall pay all costs and expenses of the arbitration. Tenant shall keep any information gained from its review and/or audit of Landlord's books and records confidential and shall not disclose such information to any other party, except as required by law.

7.   [INTENTIONALLY DELETED]

8.   USE

(a) TENANT'S USE OF THE PREMISES. The Premises may be used for the use or uses set forth in Subparagraph 1(r) only, and Tenant will not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. Nothing in this Lease will be deemed to give Tenant any exclusive right to such use in the Building or the Development. Subject to Landlord's reasonable security measures, Tenant shall have access to the Building and the Premises twenty-four (24) hours per day, seven (7) days per week.

(b) COMPLIANCE. At Tenant's sole cost and expense, Tenant agrees to procure, maintain and hold available for Landlord's inspection, all governmental licenses and permits required for the proper and lawful conduct of Tenant's business from the Premises, if any. Tenant agrees not to use, alter or occupy the Premises or allow the Premises to be used, altered or occupied in violation of, and Tenant, at its sole cost and expense, agrees to use and occupy the Premises and cause the Premises to be used and occupied in compliance with: (i) any and all laws, statutes, zoning restrictions, ordinances, rules, regulations, orders and rulings now or hereafter in force and any requirements of any insurer, insurance authority or duly constituted public authority having jurisdiction over the Premises, the Building or the Development now or hereafter in force (collectively, "Applicable Laws"), provided that Tenant shall not be required to make any alterations to the Premises to comply with any Applicable Laws, except to the extent required because of Tenant's specific use of the Premises (other than general office use) or unless triggered by Tenant's alteration of the Premises, (ii) the requirements of the Board of Fire Underwriters and any other similar body, (iii) the Certificate of Occupancy issued for the Building, and
(iv) any recorded covenants, conditions and restrictions and similar regulatory agreements, if any, which affect the use, occupation or alteration of the Premises, the Building and/or the Development. Tenant agrees to comply with the Rules and Regulations referenced in Paragraph 28 below. Tenant agrees not to do or permit anything to be done in or about the Premises which will in any manner obstruct or interfere with the rights of other tenants or occupants of the Development, or injure or unreasonably annoy them, or use or allow the Premises to be used for any unlawful or unreasonably objectionable purpose. Tenant agrees not to cause, maintain or permit any nuisance or waste in, on, under or about the Premises or elsewhere within the Development. Notwithstanding anything contained in this Lease to the contrary, all transferable development rights related in any way to that portion of the Development owned by Landlord are and will remain vested in Landlord, and Tenant hereby waives any rights thereto.

(c) HAZARDOUS MATERIALS. Except for ordinary and general office supplies typically used in the ordinary course of business within office buildings, such as copier toner, liquid paper, glue, ink and common household cleaning materials (some or all of which may constitute "Hazardous Materials" as defined in this Lease), Tenant agrees not to cause or permit any Hazardous Materials to be brought upon, stored, used, handled, generated, released or disposed of on, in, under or about the Premises, the Building, the Common Areas or any other portion of the Development by Tenant, its agents, employees, subtenants, assignees, licensees, contractors or invitees (collectively, "Tenant's Parties"), without the prior written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. Upon the expiration or earlier termination of this Lease, Tenant agrees to promptly remove from the Premises, the Building and the Development, at its sole cost and expense, any and all Hazardous

Materials, including any equipment or systems containing Hazardous Materials which are installed, brought upon, stored, used, generated or released upon, in, under or about the Premises, the Building and/or the Development or any portion thereof by Tenant or any of Tenant's Parties. To the fullest extent permitted by law, Tenant agrees to promptly indemnify, protect, defend and hold harmless Landlord and Landlord's partners, officers, directors, employees, agents, successors and assigns (collectively, "Landlord Indemnified Parties") from and against any and all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs (including, without limitation, clean-up, removal, remediation and restoration costs, sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees and court costs) which arise or result from the presence of Hazardous Materials on, in, under or about the Premises, the Building or any other portion of the Development and which are caused or permitted by Tenant or any of Tenant's Parties. Tenant agrees to promptly notify Landlord of any release of Hazardous Materials at the Premises, the Building or any other portion of the Development which Tenant becomes aware of during the Term of this Lease, whether caused by Tenant or any other persons or entities. In the event of any release of Hazardous Materials caused or permitted by Tenant or any of Tenant's Parties, Landlord shall have the right, but not the obligation, to cause Tenant to immediately take all steps Landlord deems necessary or appropriate to remediate such release and prevent any similar future release to the satisfaction of Landlord and Landlord's mortgagee(s). As used in this Lease, the term "Hazardous Materials" shall mean and include any chemical, substance, material, controlled substance, object, condition, waste, living organism or combination thereof, whether solid, semi-solid, liquid or gaseous, which is or may be hazardous to human health or safety or to the environment due to its radioactivity, ignitability, corrosivity, reactivity, explosivity, toxicity, carcinogenicity, mutagenicity, phytotoxicity, infectiousness or other harmful or potentially harmful properties or effects, including, without limitation, tobacco smoke, petroleum and petroleum products, asbestos, radon, polychlorinated biphenyls
(PCBs), refrigerants (including those substances defined in the Environmental Protection Agency's "Refrigerant Recycling Rule," as amended from time to time) and all of those chemicals, substances, materials, controlled substances, objects, conditions, wastes, living organisms or combinations thereof which are now or become in the future listed, defined or regulated in any manner by any Environmental Law based upon, directly or indirectly, such properties or effects. As used herein, "Environmental Laws" means any and all federal, state or local environmental, health and/or safety-related laws, regulations, standards, decisions of courts, ordinances, rules, codes, orders, decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant, the Premises or the Development. The provisions of this Subparagraph 8(c) shall survive the expiration of earlier termination of this Lease.

9. NOTICES. Any notice required or permitted to be given hereunder must be in writing and may be given by personal delivery (including delivery by overnight courier or an express mailing service) or by mail, if sent by registered or certified mail. Notices to Tenant shall be sufficient if delivered to Tenant at the address designated in Subparagraph 1(d) and notices to Landlord shall be sufficient if delivered to Landlord at the address designated in Subparagraph 1(b). Either party may specify a different address for notice purposes by written notice to the other, except that the Landlord may in any event use the Premises as Tenant's address for notice purposes.

10. BROKERS. The parties acknowledge that the broker(s) who negotiated this Lease are stated in Subparagraph 1(u). Each party represents and warrants to the other, that, to its knowledge, no other broker, agent or finder (a) negotiated or was instrumental in negotiating or consummating this Lease on its behalf, and
(b) is or might be entitled to a commission or compensation in connection with this Lease. Landlord and Tenant each agree to promptly indemnify, protect, defend and hold harmless the other from and against any and all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs (including attorneys' fees and court costs) resulting from any breach by the indemnifying party of the foregoing representation, including, without limitation, any claims that may be asserted by any broker, agent or finder undisclosed by the indemnifying party. The foregoing mutual indemnity shall survive the expiration or earlier termination of this Lease.

11. SURRENDER; HOLDING OVER.

(a) SURRENDER. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not constitute a merger, and shall, at the option of Landlord, operate as an assignment to Landlord of any or all subleases or subtenancies. Upon the expiration or earlier termination of this Lease, Tenant agrees to peaceably surrender the Premises to Landlord broom clean and in a state of first-class order, repair and condition, ordinary wear and tear and casualty damage (if this Lease is terminated as a result thereof pursuant to Paragraph 20) excepted, with all of Tenant's personal property and Alterations (as defined in Paragraph 13) removed from the Premises to the extent required under Paragraph 13 and all damage caused by such removal repaired as required by Paragraph 13. In addition, unless otherwise agreed to in writing by Landlord, upon the expiration or earlier termination of this Lease, Tenant shall, at Tenant's sole cost and expense, (i) remove all computer and telephone wiring and cabling installed in the Premises by or for Tenant and (ii) repair any damage caused by such removal. If any such wiring and/or cabling is not so removed pursuant to this Subparagraph 11(a), then at Landlord's option, either such wiring and/or cabling shall become the property of Landlord (without payment by Landlord) or Landlord may remove such wiring and/or cabling at Tenant's expense (without limiting Landlord's other remedies available under this Lease or applicable law). Prior to the date Tenant is to actually surrender the Premises to Landlord, Tenant agrees to give Landlord reasonable prior notice of the exact date Tenant will surrender the Premises so that Landlord and Tenant can schedule a walk-through of the Premises to review the condition of the Premises and identify the Alterations and personal property which are to remain upon the Premises and which items Tenant is to remove, as well as any repairs Tenant is to make upon surrender of the Premises. The delivery of keys to any employee of Landlord or to Landlord's agent or any employee thereof alone will not be sufficient to constitute a termination of this Lease or a surrender of the Premises.

(b) HOLDING OVER. Tenant will not be permitted to hold over possession of the Premises after the expiration or earlier termination of the Term without the express written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. If Tenant holds over after the expiration or earlier termination of the Term, Landlord may, at its option, treat Tenant as a tenant at sufferance only, and such continued occupancy by Tenant shall be subject to all of the terms, covenants and conditions of this Lease, so far as applicable, except that the Monthly Base Rent for any such holdover period shall be equal to the greater of (i)(A) for the first fifteen (15) days of holdover, the holdover, the Monthly Base Rent in effect under this Lease immediately prior to such holdover, (B) for the next month of holdover, one hundred fifty percent (150%) of the Monthly Base Rent in effect under this Lease immediately prior to such holdover, and (C) for all subsequent months, two hundred percent (200%) of the Monthly Base Rent in effect under this Lease immediately prior to such holdover, or (ii) the then currently scheduled rental rate for comparable space in the Building, in either event prorated on a monthly basis. Acceptance by Landlord of rent after such expiration or earlier termination will not result in a renewal of this Lease. The foregoing provisions of this Paragraph 11 are in addition to and do not affect Landlord's right of re-entry or any rights of Landlord under this Lease or as otherwise provided by law. If Tenant fails to surrender the Premises upon the expiration of this Lease in accordance with the terms of this Paragraph 11 within thirty (30) days after Landlord gives Tenant notice demanding Tenant to vacate and surrender the Premises (which notice may be given before or after the expiration of this Lease), Tenant agrees to promptly indemnify, protect, defend and hold Landlord harmless from all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs (including attorneys' fees and costs), including, without limitation, costs and expenses incurred by Landlord in returning the Premises to the condition in which Tenant was to surrender it and claims made by any succeeding tenant founded on or resulting from Tenant's failure to surrender the Premises. The provisions of this Subparagraph 11(b) will survive the expiration or earlier termination of this Lease.

12. TAXES ON TENANT'S PROPERTY. Tenant agrees to pay before delinquency, all taxes and assessments (real and personal) levied against (a) any personal property or trade fixtures placed by Tenant in or about the Premises (including any increase in the assessed value of the Premises based upon the value of any such personal property or trade fixtures); and (b) any Tenant Improvements or Alterations in the Premises (whether installed and/or paid for by Landlord or Tenant) to the extent such items are assessed at a valuation higher than the valuation at which tenant improvements conforming to Landlord's building standard tenant improvements are assessed. If any such taxes or assessments are levied against Landlord or Landlord's property, Landlord may, after written notice to Tenant (and under proper protest if requested by Tenant) pay such taxes and assessments, in which event Tenant agrees to reimburse Landlord all amounts paid by Landlord within ten (10) business days after demand by Landlord; provided, however, Tenant, at its sole cost and expense, will have the right, with Landlord's cooperation to bring suit in any court of competent jurisdiction to recover the amount of any such taxes and assessments so paid under protest.

13. ALTERATIONS. After installation of the initial Tenant Improvements for the Premises pursuant to Exhibit "C", Tenant may, at its sole cost and expense, make alterations, additions, improvements and decorations (including, without limitation, wall coverings, window coverings, floor coverings and other finishes) to the Premises (collectively, "Alterations") subject to and upon the following terms and conditions:

(a) PROHIBITED ALTERATIONS. Tenant may not make any Alterations which: (i) affect any area outside the Premises; (ii) affect the Building's structure, equipment, services or systems, or the proper functioning thereof, or Landlord's access thereto; (iii) affect the outside appearance, character or use of the Building or the Building Common Areas; (iv) in the reasonable opinion of Landlord, lessen the value of the Building; (v) will violate or require a change in any occupancy certificate applicable to the Premises; or
(vi) will not comply with Landlord's then current Building Standard Criteria, which Tenant may review at the Project management office during its normal business hours.

(b) LANDLORD'S APPROVAL. Before proceeding with any Alterations which are not prohibited in Subparagraph 13(a) above, Tenant must first obtain Landlord's written approval of the plans, specifications and working drawings for such Alterations, which approval Landlord will not unreasonably withhold or delay; provided, however, Landlord's prior approval will not be required for any such Alterations which are not prohibited by Subparagraph 13(a) above and which cost less than Twenty-Five Thousand Dollars ($25,000) as long as (i) Tenant delivers to Landlord notice and a copy of any final plans, specifications and working drawings for any such Alterations at least ten (10) days prior to commencement of the work thereof, and (ii) the other conditions of this Paragraph 13 are satisfied, including, without limitation, conforming to Landlord's rules, regulations and insurance requirements which govern contractors. Landlord's approval of plans, specifications and/or working drawings for Alterations will not create any responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with applicable permits, laws, rules and regulations of governmental agencies or authorities. In approving any Alterations, Landlord reserves the right to require Tenant to increase its Security Deposit to provide Landlord with additional reasonable security for the removal of such Alterations by Tenant as may be required by this Lease. If specifically requested by Tenant at the time Tenant requests Landlord's consent to the initial Tenant Improvements and to any subsequent

Alterations, Landlord shall advise Tenant as to whether or not Tenant shall be obligated to remove such initial Tenant Improvements and/or Alterations at the expiration or earlier termination of the Term.

(c) CONTRACTORS. Alterations may be made or installed only by contractors and subcontractors which have been approved by Landlord, which approval Landlord will not unreasonably withhold or delay; provided, however, Landlord reserves the right to require that Landlord's contractor for the Building be given the first opportunity to bid for any Alteration work. Before proceeding with any Alterations, Tenant agrees to provide Landlord with ten (10) days prior written notice and Tenant's contractors must obtain and maintain, on behalf of Tenant and at Tenant's sole cost and expense: (i) all necessary governmental permits and approvals for the commencement and completion of such Alterations; and (ii) if requested by Landlord, a completion and lien indemnity bond, or other surety, reasonably satisfactory to Landlord for such Alterations. Throughout the performance of any Alterations, Tenant agrees to obtain, or cause its contractors to obtain, workers compensation insurance and general liability insurance in compliance with the provisions of Paragraph 19 of this Lease.

(d) MANNER OF PERFORMANCE. All Alterations must be performed; (i) in accordance with the approved plans, specifications and working drawings; (ii) in a lien-free and first-class and workmanlike manner; (iii) in compliance with all applicable permits, laws, statutes, ordinances, rules, regulations, orders and rulings now or hereafter in effect and imposed by any governmental agencies and authorities which assert jurisdiction; (iv) in such a manner so as not to interfere with the occupancy of any other tenant in the Building, nor impose any additional expense upon nor delay Landlord in the maintenance and operation of the Building; and (v) at such times, in such manner, and subject to such rules and regulations as Landlord may from time to time reasonably designate.

(e) OWNERSHIP. The Tenant Improvements, including, without limitation, all affixed sinks, dishwashers, microwave ovens and other fixtures (but excluding Tenant's personal property as described in Subparagraph 13(g) below), to the extent paid for with the Allowance (as defined in the Work Letter Agreement), will become the property of Landlord immediately upon installation, and that portion of the Tenant Improvements paid for by Tenant and all Alterations paid for by Tenant will become the property of Landlord at the end of the Term. Landlord acknowledges that Tenant shall be entitled to any tax depreciation benefits accruing during the Term with respect to that portion of the Tenant Improvements paid for by Tenant and all Alterations paid for by Tenant. All of the Tenant Improvements and all Alterations will remain upon and be surrendered with the Premises at the end of the Term of this Lease; provided, however, Landlord may, by written notice delivered to Tenant concurrently with Landlord's approval of the final working drawings for any Alterations, identify those Alterations which Landlord will require Tenant to remove at the end of the Term of this Lease. Landlord may also require Tenant to remove Alterations which Landlord did not have the opportunity to approve as provided in this Paragraph 13. If Landlord requires Tenant to remove any Alterations, Tenant, at its sole cost and expense, agrees to remove the identified Alterations on or before the expiration or earlier termination of this Lease and repair any damage to the Premises caused by such removal (or, at Landlord's option, Tenant agrees to pay to Landlord all of Landlord's costs of such removal and repair).

(f) PLAN REVIEW. Tenant agrees to pay Landlord, as additional rent, the reasonable costs of professional services and costs for general conditions of Landlord's third party consultants if utilized by Landlord (but not Landlord's "in-house" personnel) for review of all plans, specifications and working drawings for any Alterations, within ten (10) business days after Tenant's receipt of invoices either from Landlord or such consultants.

(g) PERSONAL PROPERTY. All articles of personal property owned by Tenant or installed by Tenant at its expense in the Premises (including Tenant's business and trade fixtures, furniture, movable partitions and equipment [such as telephones, copy machines, computer terminals, refrigerators, microwave ovens, UPS facility, emergency generator, freestanding Liebert HVAC equipment and facsimile machines]) will be and remain the property of Tenant, and must be removed by Tenant from the Premises, at Tenant's sole cost and expense, on or before the expiration or earlier termination of this Lease. Tenant agrees to repair any damage caused by such removal at its cost on or before the expiration or earlier termination of this Lease.

(h) REMOVAL OF ALTERATIONS. If Tenant fails to remove, within fifteen (15) days after the expiration or earlier termination of this Lease, all of its personal property, or any Alterations identified by Landlord for removal (subject to Subparagraph 13(b) above), Landlord may, at its option, treat such failure as a hold-over pursuant to Subparagraph 11(b) above, and/or Landlord may (without liability to Tenant for loss thereof) treat such personal property and/or Alterations as abandoned and, at Tenant's sole cost and expense, and in addition to Landlord's other rights and remedies under this Lease, at law or in equity:
(a) remove and store such items; and/or (b) upon ten (10) days prior notice to Tenant, sell, discard or otherwise dispose of all or any such items at private or public sale for such price as Landlord may obtain or by other commercially reasonable means. Tenant shall be liable for all costs of disposition of Tenant's abandoned property and Landlord shall have no liability to Tenant with respect to any such abandoned property. Landlord agrees to apply the proceeds of any sale of any such property to any amounts due to Landlord under this Lease from Tenant (including Landlord's attorneys' fees and other costs incurred in the removal, storage and/or sale of such items), with any remainder to be paid to Tenant.

(i) UNION LABOR. Reference is hereby made to Paragraph 40 of this Lease, which relates to Tenant's use of union labor.

14.  REPAIRS

(a) LANDLORD'S OBLIGATIONS. Landlord agrees to repair and maintain in a manner consistent with other first-class office buildings in the Dublin area, all Common Areas, the structural portions of the Building, including, but not limited to, the roof, exterior walls, interior bearing walls, foundations, footings and exterior surfaces of the Building, and the Building systems, including, but not limited to, plumbing, heating, ventilating, air conditioning, life safety, sprinklers, elevator and electrical systems installed or furnished by Landlord, unless such maintenance and repairs are (i) attributable to items installed in Tenant's Premises which are above standard interior improvements (such as, for example, custom lighting, special HVAC and/or electrical panels or systems, kitchen or restroom facilities and appliances constructed or installed within Tenant's Premises) or (ii) caused in part or in whole by the act, neglect or omission of any duty by Tenant, its agents, servants, employees or invitees, in which case Tenant will pay to Landlord, as additional rent, the reasonable cost of such maintenance and repairs. Landlord will not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Paragraph 20, Tenant will not be entitled to any abatement of rent and Landlord will not have any liability by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute, ordinance, rule, regulation, order or ruling (including, without limitation, to the extent the Premises are located in California, the provisions of California Civil Code Sections 1941 and 1942 and any successor statues or laws of a similar nature).

(b) TENANT'S OBLIGATIONS. Tenant agrees to keep, maintain and preserve the Premises in first class condition and repair and, when and if needed, at Tenant's sole cost and expense, to make all repairs to the Premises and every part thereof. Any such maintenance and repairs will be performed by such contractor or contractors as Tenant may choose from an approved list to be submitted by Landlord. Tenant agrees to pay all costs and expenses incurred in such maintenance and repair within seven (7) days after billing by Landlord or such contractor or contractors. Tenant agrees to cause any mechanics' liens or other liens arising as a result of work performed by Tenant or at Tenant's direction to be eliminated as provided in Paragraph 15 below. Except as provided in Subparagraph 14(a) above, Landlord has no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof.

(c) TENANT'S FAILURE TO REPAIR. If Tenant refuses or neglects to repair and maintain the Premises properly as required hereunder to the reasonable satisfaction of Landlord, Landlord, at any time following ten (10) days from the date on which Landlord makes a written demand on Tenant to effect such repair and maintenance, may enter upon the Premises and make such repairs and/or maintenance, and upon completion thereof, Tenant agrees to pay to Landlord as additional rent, Landlord's costs for making such repairs plus an amount not to exceed five percent (5%) of such costs for overhead, within ten (10) days of receipt from Landlord of a written itemized bill therefor. Any amounts not reimbursed by Tenant within such ten (10) day period will bear interest at the Interest Rate until paid by Tenant.

(d) UNION LABOR. Reference is hereby made to Paragraph 40 of this Lease, which relates to Tenant's use of union labor.

(e) TENANT'S SELF-HELP RIGHT. In the event Landlord fails to commence the repair of the Premises as required by Subparagraph 14(a), which failure to commence the repair(s) continues at the end of thirty (30) days following Landlord's receipt of written notice from Tenant stating with particularity the nature of the failure (a "Repair Action") (except in the event of an emergency, in which case no prior notice from Tenant is required), then, provided Tenant has delivered an additional five (5) business days' notice to Landlord specifying in 12 point boldface type on page one of such letter the following, "YOUR FAILURE TO COMMENCE THE CURE OF THE REPAIR ACTION SET FORTH IN THIS NOTICE WITHIN FIVE (5) BUSINESS DAYS SHALL ENTITLE THE UNDERSIGNED TO REPAIR SUCH ITEM AT LANDLORD'S EXPENSE WITHOUT FURTHER NOTICE," and Landlord has failed to commence the Repair Action within such five (5) business day period, then Tenant may proceed with taking such Repair Action (provided, however, that such additional five (5) business day notice shall not be required in the event of an emergency situation that poses an imminent and significant risk of injury to persons or material damage to property). Notwithstanding the foregoing, (i) under no circumstances shall Tenant be entitled to perform any repairs of the Building systems outside the Premises, the roof or the Building structure, and
(ii) unless the Repair Action is necessary to address a situation that poses an imminent and significant risk of injury to persons or material damage to property, Tenant may not take such Repair Action if Landlord notifies Tenant within such five (5) business day period that Landlord prohibits Tenant from taking such Repair Action. If Landlord believes that Landlord is not required to take such Repair Action, then Landlord shall so notify Tenant within such five
(5) business day period. In the event Tenant takes such Repair Action, Tenant shall use those contractors used by Landlord in the construction of the Building for the applicable required work unless such contractors are unwilling or unable to perform, or timely perform, such work, in which event Tenant may utilize the services of any other qualified, licensed and bondable contractor which normally and regularly performs similar work on a first-class office buildings. If Landlord does not deliver a detailed written objection to Tenant within fifteen
(15) days after receipt of an invoice by Tenant of its costs of taking action which Tenant claims should have been taken by Landlord (the "Tenant Invoice"), and if such Tenant Invoice sets forth a reasonably particularized breakdown of its costs and expenses in connection with taking such Repair Action, then Tenant shall be entitled to reimbursement from Landlord for the amount set forth in such Tenant Invoice. If, however,

Landlord delivers to Tenant, within fifteen (15) days after receipt of the Tenant invoice, a written objection to the payment of such Tenant invoice, setting forth with reasonable particularity Landlord's reasons for its claim that the charges are excessive (in which case Landlord shall pay the amount it contends would not have been excessive), then Tenant shall not be entitled to such reimbursement, but as Tenant's sole remedy, Tenant may proceed to institute legal proceedings against Landlord to determine and collect the amount, if any, of such reimbursement. Tenant shall comply with the other terms and provisions of this Lease if Tenant takes the Repair Action, except that Tenant is not required to obtain Landlord's consent for such repairs.

15. LIENS. Tenant agrees not to permit any mechanic's, materialmen's or other liens to be filed against all or any part of the Development, the Building or the Premises, nor against Tenant's leasehold interest in the Premises, by reason of or in connection with any repairs, alterations, improvements or other work contracted for or undertaken by Tenant or any other act or omission of Tenant or Tenant's agents, employees, contractors, licensees or invitees. At Landlord's request, Tenant agrees to provide Landlord with enforceable, conditional and final lien releases (or other evidence reasonably requested by Landlord to demonstrate protection from liens) from all persons furnishing labor and/or materials at the Premises. Landlord will have the right at all reasonable times to post on the Premises and record any notices of non-responsibility which it deems necessary for protection from such liens. If any such liens are filed, Tenant will, at its sole cost, promptly cause such liens to be released of record or bonded so that it no longer affects title to the Development, the Building or the Premises. If Tenant fails to cause any such liens to be so released or bonded within ten (10) days after filing thereof, such failure will be deemed a material breach by Tenant under this Lease without the benefit of any additional notice or cure period described in Paragraph 22 below, and Landlord may, without waiving its rights and remedies based on such breach, and without releasing Tenant from any of its obligations, cause such liens to be released by any means it shall deem proper, including payment in satisfaction of the claims giving rise to such liens. Tenant agrees to pay to Landlord within ten (10) days after receipt of invoice from Landlord, any sum paid by Landlord to remove such liens, together with interest at the Interest Rate from the date of such payment by Landlord.

16. ENTRY BY LANDLORD. Landlord and its employees and agents will at all times have the right to enter the Premises to inspect the same, to supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers or tenants, to post notices of nonresponsibility, and/or to repair the Premises as permitted or required by this Lease. In exercising such entry rights, Landlord will endeavor to minimize, as reasonably practicable, the interference with Tenant's business, and will provide Tenant with reasonable advance notice of any such entry (except in emergency situations). Landlord may, in order to carry out such purposes, erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed. Landlord will at all times have and retain a key with which to unlock all doors in the Premises, excluding Tenant's vaults and safes. Landlord will have the right to use any and all means which Landlord may reasonably deem proper to open said doors in an emergency in order to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of said means, or otherwise, will not be construed or deemed to be a forcible or unlawful entry into the Premises, or an eviction of Tenant from the Premises. Landlord will not be liable to Tenant for any damages or losses for any entry by Landlord.

17. UTILITIES AND SERVICES. Throughout the Term of the Lease so long as the Premises are occupied, Landlord agrees to furnish or cause to be furnished to the Premises the utilities and services described in the Standards for Utilities and Services attached hereto as Exhibit "F", subject to the conditions and in accordance with the standards set forth therein. Landlord may require Tenant from time to time to provide Landlord with a list of Tenant's employees and/or agents which are authorized by Tenant to subscribe on behalf of Tenant for any additional services which may be provided by Landlord. Any such additional services will be provided to Tenant at Tenant's cost. Landlord will not be liable to Tenant for any failure to furnish any of the foregoing utilities and services if such failure is caused by all or any of the following: (1) accident, breakage or repairs; (ii) strikes, lockouts or other labor disturbance or labor dispute of any character; (iii) governmental regulation, moratorium or other governmental action or inaction; (iv) inability despite the exercise of reasonable diligence to obtain electricity, water or fuel; or (v) any other cause beyond Landlord's reasonable control. In addition, in the event of any stoppage or interruption of services or utilities, Tenant shall not be entitled to any abatement or reduction of rent (except as expressly provided in Subparagraphs 10(f) or 21(b) if such failure results from a damage or taking described therein), no eviction of Tenant will result from such failure and Tenant will not be relieved from the performance of any covenant or agreement in this Lease because of such failure. In the event of any failure, stoppage or interruption thereof, Landlord agrees to diligently attempt to resume service promptly. If Tenant requires or utilizes more water or electrical power than is considered reasonable or normal by Landlord, Landlord may at its option require Tenant to pay, as additional rent, the actual costs incurred for such electricity without profit to Landlord, as determined by Landlord in good faith, incurred by such extraordinary usage and/or Landlord may install separate meter(s) for the Premises, at Tenant's sole expense, and Tenant agrees thereafter to pay all charges to the utility providing service and Landlord will make an appropriate adjustment to Tenant's Operating Expenses calculation to account for the fact Tenant is directly paying such metered charges, provided Tenant will remain obligated to pay its proportionate share of Operating Expenses subject to such adjustment. Notwithstanding the foregoing, Landlord agrees that either as a part of the Tenant Improvements or as an Alteration thereafter, Landlord shall not unreasonably withhold approval for Tenant's installation of supplemental HVAC equipment serving the Premises on the roof and/or in the plenum, subject to a sub-metering for the electricity for such equipment and payment by Tenant for the actual costs incurred for such electricity without profit to Landlord, and provided that the installation of such supplemental HVAC equipment and sub-meter shall be at Tenant's sole cost and expense.

18.  ASSUMPTION OF RISK AND INDEMNIFICATION.

(a) ASSUMPTION OF RISK. Tenant, as a material part of the consideration to Landlord, hereby agrees that neither Landlord nor any Landlord Indemnified Parties (as defined in Subparagraph 8(c) above) will be liable to Tenant for, and Tenant expressly assumes the risk of and waives any and all claims it may have against Landlord or any Landlord Indemnified Parties with respect to, (i) any and all damage to property or injury to persons in, upon or about the Premises, the Building or the Development resulting from any act or omission (except for the grossly negligent or intentionally wrongful act or omission) of Landlord, (ii) any such damage caused by other tenants or persons in or about the Building or the Development, or caused by quasi-public work, (iii) any damage to property entrusted to employees of the Building, (iv) any loss of or damage to property by theft or otherwise, or (v) any injury or damage to persons or property resulting from any casualty, explosion, falling plaster or other masonry or glass, steam, gas, electricity, water or rain which may leak from any part of the Building or any other portion of the Development or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place, or resulting from dampness. Notwithstanding anything to the contrary contained in this Lease, neither Landlord nor any Landlord Indemnified Parties will be liable for consequential damages arising out of any loss of the use of the Premises or any equipment or facilities therein by Tenant or any Tenant Parties or for interference with light or other incorporeal hereditaments. Tenant agrees to give prompt notice to Landlord in case of fire or accidents in the Premises or the Building, or of defects therein or in the fixtures or equipment.

(b) INDEMNIFICATION. Tenant will be liable for, and agrees, to the maximum extent permissible under applicable law, to promptly indemnify, protect, defend and hold harmless Landlord and all Landlord Indemnified Parties, from and against, any and all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs, including attorneys' fees and court costs (collectively, "Indemnified Claims"), arising or resulting from (i) any act or omission of Tenant or any Tenant Parties (as defined in Subparagraph 8(c) above); (ii) the use of the Premises and Common Areas and conduct of Tenant's business by Tenant or any Tenant Parties, or any other activity, work or thing done, permitted or suffered by Tenant or any Tenant Parties, in or about the remises, the Building or elsewhere within the Development; and/or (iii) any default by Tenant of any obligations on Tenant's part to be performed under the terms of this Lease. In case any action or proceeding is brought against Landlord or any Landlord Indemnified Parties by reason of any such Indemnified Claims, Tenant, upon notice from Landlord, agrees to promptly defend same at Tenant's sole cost and expense by counsel approved in writing by Landlord, which approval Landlord will not unreasonably withhold.

(c) SURVIVAL; NO RELEASE OF INSURERS. Tenant's indemnification obligations under Subparagraph 18(b) will survive the expiration or earlier termination of this Lease. Tenant's covenants, agreements and indemnification obligation in Subparagraphs 18(a) and 18(b) above, are not intended to and will not relieve any insurance carrier of its obligations under policies required to be carried by Tenant pursuant to the provisions of this Lease.

19.  INSURANCE.

(a) TENANT'S INSURANCE. On or before the earlier to occur of (i) the Commencement Date, or (ii) the date Tenant commences any work of any type in the Premises pursuant to this Lease (which may be prior to the Commencement Date), and continuing throughout the entire Term hereof and any other period of occupancy, Tenant agrees to keep in full force and effect, at its sole cost and expense, the following insurance:

(i) "All Risks" property insurance including at least the following perils: fire and extended coverage, smoke damage, vandalism, malicious mischief, sprinkler leakage (including earthquake sprinkler leakage). Subject to Subparagraph 19(f) below, this insurance policy must be upon all property owned by Tenant, for which Tenant is legally liable, or which is installed at Tenant's expense, and which is located in the Building including, without limitation, any Alterations, and all furniture, fittings, installations, fixtures and any other personal property of Tenant, in an amount not less than the full replacement cost thereof. If there is a dispute as to full replacement cost, the decision of Landlord or any mortgagee of Landlord will be presumptive.

(ii) One (1) year insurance coverage for business interruption and loss of income and extra expense insuring the same perils described in Subparagraph 19(a)(i) above, in such amounts as will reimburse Tenant for any direct or indirect loss of earnings attributable to any such perils including prevention of access to the Premises, Tenant's parking areas or the Building as a result of any such perils.

(iii) Commercial General Liability Insurance or Comprehensive General Liability Insurance (on an occurrence form) insuring bodily injury, personal injury and property damage including the following divisions and extensions of coverage:
Premises and Operations; Owners and Contractors protective; blanket contractual liability (including coverage for Tenant's indemnity obligations under this Lease); products and completed operations; and liquor liability (if Tenant serves alcohol on the Premises). Such insurance must have the following minimum limits of liability: bodily injury, personal injury and property damage - $2,000,000 each occurrence, $5,000,000 in the aggregate, provided that if liability coverage is provided by a Commercial General Liability policy the general aggregate limit shall apply separately and in total to this location only (per location general aggregate), and provided further, such minimum limits of liability may be adjusted from year to year to reflect increases in coverages as recommended by

Landlord's insurance carrier as being prudent and commercially reasonable for tenants of first class office buildings comparable to the Building, rounded to the nearest five hundred thousand dollars.

(iv) Comprehensive Automobile Liability insuring bodily injury and property damage arising from all owned, non-owned and hired vehicles, if any, with minimum limits of liability of $1,000,000 per accident.

(v)   Worker's Compensation as required by the laws of the State.

(vi) Any other form or forms of insurance as Tenant or Landlord or any mortgagees of Landlord may reasonable require from time to time in form, in amounts, and for insurance risks against which, a prudent tenant would protect itself, but only to the extent coverage for such risks and amounts are available in the insurance market at commercially acceptable rates. Landlord makes no representation that the limits of liability required to be carried by Tenant under the terms of this Lease are adequate to protect Tenant's interests and Tenant should obtain such additional insurance or increased liability limits as Tenant deems appropriate.

(b)   SUPPLEMENTAL TENANT INSURANCE REQUIREMENTS.

(i) All policies must be in a form reasonably satisfactory to Landlord and issued by an insurer admitted to do business in the State.

(ii) All policies must be issued by insurers with a policyholder rating of "A-" and a financial rating of "VII" in the most recent version of Best's Key Rating Guide.

(iii) All policies must contain a requirement to notify Landlord (and Landlord's partners, members and property manager and any mortgagees or ground lessors of Landlord who are named as additional insureds, if any) in writing not less than thirty (30) days prior to any material change, reduction in coverage, cancellation or other termination thereof. Tenant agrees to deliver to Landlord, as soon as practicable after placing the required insurance, but in any event within the time frame specified in Subparagraph 19(a) above, certificate(s) of insurance and/or if required by Landlord, certified copies of each policy evidencing the existence of such insurance and Tenant's compliance with the provisions of this Paragraph 19. Tenant agrees to cause replacement policies or certificates to be delivered to Landlord not less than thirty (30) days prior to the expiration of any such policy or policies. If any such initial or replacement policies or certificates are not furnished within the time(s) specified herein, Tenant will be deemed to be in material default under this Lease without the benefit of any additional notice or cure period provided in Subparagraph 22(a)(iii) below, and Landlord will have the right, but not the obligation, to procure such insurance as Landlord deems necessary to protect Landlord's interests at Tenant's expense. If Landlord obtains any insurance that is the responsibility of Tenant under this Paragraph 19, Landlord agrees to deliver to Tenant a written statement setting forth the cost of any such insurance and showing in reasonable detail the manner in which it has been computed and Tenant agrees to promptly reimburse Landlord for such costs as additional rent.

(iv) General Liability and Automobile Liability policies under Subparagraphs 19(a)(iii) and (iv) must name Landlord and Landlord's partners, members and property manager (and at Landlord's request, Landlord's mortgagees and ground lessors of which Tenant has been informed in writing) as additional insureds and must also contain a provision that the insurance afforded by such policy is primary insurance and any insurance carried by Landlord and Landlord's property manager or Landlord's mortgagees or ground lessors, if any, will be excess over and non-contributing with Tenant's insurance.

(c) TENANT'S USE. Tenant will not keep, use, sell or offer for sale in or upon the Premises any article which may be prohibited by any insurance policy periodically in force covering the Building or the Development Common Areas. If Tenant's occupancy or business in, or on, the Premises, whether or not Landlord has consented to the same, results in any increase in premiums for the insurance periodically carried by Landlord with respect to the Building or the Development Common Areas or results in the need for Landlord to maintain special or additional insurance, Tenant agrees to pay Landlord the cost of any such increase in premiums or special or additional coverage as additional rent within ten (10) days after being billed therefor by Landlord. In determining whether increased premiums are a result of Tenant's use of the Premises, a schedule issued by the organization computing the insurance rate on the Building, the Development Common Areas or the Tenant Improvements showing the various components of such rate, will be conclusive evidence of the several items and charges which make up such rate. Tenant agrees to promptly comply with all reasonable requirements of the insurance authority or any present or future insurer relating to the Premises.

(d) CANCELLATION OF LANDLORD'S POLICIES. If any of Landlord's insurance policies are cancelled or cancellation is threatened or the coverage reduced or threatened to be reduced in any way because of the use of the Premises or any part thereof by Tenant or any assignee or subtenant of Tenant or by anyone Tenant permits on the Premises and, if Tenant fails to remedy the condition giving rise to such cancellation, threatened cancellation, reduction of coverage, threatened reduction of coverage, increase in premiums, or threatened increase in premiums, within forty-eight (48) hours after notice thereof, Tenant will be deemed to be in material default of this Lease and Landlord may, at its option, either terminate this Lease or enter upon Premises and attempt to remedy such condition, and Tenant shall promptly pay Landlord the reasonable costs of such remedy as additional rent. If Landlord is unable, or elects not to remedy such condition, then Landlord will have all of the remedies provided for in this Lease in the event of a default by Tenant.

(e) WAIVER OF SUBROGATION. Landlord's and Tenant's property insurance shall each contain a clause whereby the insurer waives all rights of recovery by way of subrogation against the other party.

(f) LANDLORD'S INSURANCE. Landlord shall maintain such insurance with respect to the Building as may be required by the holder of the first priority deed of trust or mortgage on the Building or, if there is no deed of trust or mortgage on the Building, then such insurance as would reasonably be required by a lender with a first priority deed of trust or mortgage on the Building. In addition, Landlord shall maintain "All Risks" property insurance on the Tenant Improvements constructed pursuant to the Work Letter Agreement and all Alterations of which Landlord has been given at least thirty (30) days' prior notice in an amount not less than the full replacement cost thereof. If there is a dispute as to full replacement cost, the decision of Landlord or any mortgagee of Landlord will be presumptive.

20.   DAMAGE OR DESTRUCTION.

(a) PARTIAL DESTRUCTION. If the Premises or the Building are damaged by fire or other casualty to an extent not exceeding thirty-three (33%) of the full replacement cost thereof, and Landlord's contractor reasonably estimates in a writing delivered to Landlord and Tenant that the damage thereto may be repaired, reconstructed or restored to substantially its condition immediately prior to such damage within two hundred seventy (270) days from the date of such casualty, and Landlord will receive insurance proceeds sufficient to cover the costs of such repairs, reconstruction and restoration, then Landlord agrees to commence and proceed diligently with the work of repair, reconstruction and restoration and this Lease will continue in full force and effect.

(b) SUBSTANTIAL DESTRUCTION. Any damage or destruction to the Premises or the Building which Landlord is not obligated to repair pursuant to Subparagraph 20(a) above will be deemed a substantial destruction. In the event of a substantial destruction, Landlord may elect to either (i) repair, reconstruct and restore the portion of the Building or the Premises damaged by such casualty, in which case this Lease will continue in full force and effect, subject to Tenant's termination right contained in Subparagraph 20(d) below; or
(ii) terminate this Lease effective as of the date which is thirty (30) days after Tenant's receipt of Landlord's election to so terminate.

(c) NOTICE. Under any of the conditions of Subparagraph 20(a) or (b) above, Landlord agrees to give written notice to Tenant of its intention to repair or terminate, as permitted in such paragraphs, within the earlier of sixty (60) days after the occurrence of such casualty, or fifteen (15) days after Landlord's receipt of the estimate from Landlord's contractor (the applicable time period to be referred to herein as the "Notice Period").

(d) TENANT'S TERMINATION RIGHTS. If Landlord elects to repair, reconstruct and restore pursuant to Subparagraph 20(b)(i) hereinabove, and if Landlord's contractor estimates that as a result of such damage, Tenant cannot be given reasonable use of and access to the Premises within three hundred sixty-five
(365) days after the date of such damage, then Tenant may terminate this Lease effective upon delivery of written notice to Landlord within ten (10) days after Landlord delivers notice to Tenant of its election to so repair, reconstruct or restore.

(e) TENANT'S ALTERATIONS; NOTICE OF CASUALTY. Tenant agrees to immediately notify Landlord as to any Tenant Improvements installed by or at the cost of Tenant and any Alterations for which Landlord's approval is not required so that Landlord may increase the insurance covering the Tenant Improvements, as appropriate. To the extent Tenant fails to so notify Landlord at least thirty
(30) days prior to the occurrence of any damage or other casualty to the Tenant Improvements, Landlord shall have no obligation to restore such portion of the Tenant Improvements. In the event of any damage or destruction of all or any part of the Premises, Tenant agrees to immediately notify Landlord thereof.

(f) ABATEMENT OF RENT. In the event of any damage, repair, reconstruction and/or restoration described in this Paragraph 20, rent will be abated or reduced, as the case may be, from the date of such casualty, in proportion to the degree to which Tenant's use of the Premises is impaired during such period of repair until such use is restored. Except for abatement of rent as provided hereinabove, Tenant will not be entitled to any compensation or damages for loss of, or interference with, Tenant's business or use or access of all or any part of the Premises or for the lost profits or any other consequential damages of any kind or nature, which result from any such damage, repair, reconstruction or restoration.

(g) INABILITY TO COMPLETE. Notwithstanding anything to the contrary contained in this Paragraph 20, if Landlord is obligated or elects to repair, reconstruct and/or restore the damaged portion of the Building or the Premises pursuant to Subparagraph 20(a) or 20(b)(i) above, but is delayed form completing such repair, reconstruction and/or restoration beyond the date which is ninety (90) days after the date estimated by Landlord's contractor for completion thereof by reason of any causes (other than delays caused by Tenant, its subtenants, employees, agents or contractors or delays which are beyond the reasonable control of Landlord as described in Paragraph 33), then either Landlord or Tenant may elect to terminate this Lease upon ten (10) days prior written notice given to the other after the expiration of such ninety (90) day period.

(h) DAMAGE NEAR END OF TERM. Landlord and Tenant shall each have the right to terminate this Lease if any damage to the Premises occurs during the last twelve (12) months of the Term of this Lease where Landlord's contractor estimates in a writing delivered to Landlord and Tenant that the repair, reconstruction or restoration of such damage cannot be completed within sixty
(60) days after the date of
such casualty. If either party desires to terminate this Lease under this Subparagraph (h), it shall provide written notice to the other party of such election within ten (10) days after receipt of Landlord's contractor's repair estimates.

(i) WAIVER OF TERMINATION RIGHT. Landlord and Tenant agree that the foregoing provisions of this Paragraph 20 are to govern their respective rights and obligations in the event of any damage or destruction and supersede and are in lieu of the provisions of any applicable law, statute, ordinance, rule, regulation, order or ruling now or hereafter in force which provide remedies for damage or destruction of leased premises (including, without limitation, to the extent the Premises are located in California, the provisions of California Civil Code Section 1932, Subsection 2, and Section 1933, Subsection 4 and any successor statute or laws of a similar nature).

(j) TERMINATION. Upon any termination of this Lease under any of the provisions of this Paragraph 20, the parties will be released without further obligation to the other from the date possession of the Premises is surrendered to Landlord except for items which have accrued and are unpaid as of the date of termination and matters which are to survive any termination of this Lease as provided in this Lease.

21.  EMINENT DOMAIN.

(a) SUBSTANTIAL TAKING. If the whole of the Premises, or such part thereof as shall substantially interfere with Tenant's use and occupancy of the Premises, as contemplated by this Lease, is taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, either party will have the right to terminate this Lease effective as of the date possession is required to be surrendered to such authority.

(b) PARTIAL TAKING; ABATEMENT OF RENT. In the event of a taking of a portion of the Premises which does not substantially interfere with Tenant's use and occupancy of the Premises, then, neither party will have the right to terminate this Lease and Landlord will thereafter proceed to make a functional unit of the remaining portion of the Premises (but only to the extent Landlord receives proceeds therefor from the condemning authority), and rent will be abated with respect to the part of the Premises which Tenant is deprived of on account of such taking. Notwithstanding the immediately preceding sentence to the contrary, if any part of the Building or the Development is taken (whether or not such taking substantially interferes with Tenant's use of the Premises), Landlord may terminate this Lease upon thirty (30) days prior written notice to Tenant if Landlord also terminates the leases of the other tenants of the Building which are leasing comparably sized space for comparable lease terms.

(c) CONDEMNATION AWARD. In connection with any taking of the Premises or the Building, Landlord will be entitled to receive the entire amount of any award which may be made or given in such taking or condemnation, without deduction or apportionment for any estate or interest of Tenant, it being expressly understood and agreed by Tenant that no portion of any such award will be allowed or paid to Tenant for any so-called bonus or excess value of this Lease, and such bonus or excess value will be the sole property of Landlord. Tenant agrees not to assert any claim against Landlord or the taking authority for any compensation because of such taking (including any claim for bonus or excess value of this Lease); provided, however, if any portion of the Premises is taken, Tenant will have the right to recover from the condemning authority (but not from Landlord) any compensation as may be separately awarded or recoverable by Tenant for the taking of Tenant's furniture, fixtures, equipment and other personal property within the Premises, for Tenant's relocation expenses, and for any loss of goodwill or other damage to Tenant's business by reason of such taking.

(d) TEMPORARY TAKING. In the event of taking of the Premises or any part thereof for temporary use, (i) this Lease will remain unaffected thereby and rent will abate for the duration of the taking in proportion to the extent Tenant's use of the Premises is interfered with, and (ii) Landlord will be entitled to receive such portion or portions of any award made for such use provided that if such taking remains in force at the expiration or earlier termination of this Lease, Tenant will then pay to Landlord a sum equal to the reasonable cost of performing Tenant's obligations under Paragraph 11 with respect to surrender of the Premises and upon such payment Tenant will be excused from such obligations. For purpose of this Subparagraph 21(d), a temporary taking shall be defined as a taking for a period of ninety (90) days or less.

22.  DEFAULTS AND REMEDIES.

(a) DEFAULTS. The occurrence of any one or more of the following events will be deemed a default by Tenant:

(i) The abandonment of the Premises by Tenant, which for purposes of this Lease means any absence by Tenant from the Premises for five (5) business days or longer while in default of any other provision of this Lease.

(ii) The failure by Tenant to make any payment of rent or additional rent or any payment required to be made by Tenant hereunder, as and when due, where such failure continues for a period of three (3) business days after written notice thereof from Landlord to Tenant; provided, however, that any such notice will be in lieu of, and not in addition to, any notice required under applicable law (including, without limitation, to the extent the Premises are located in California, the provisions of California code of Civil Procedure Section 1161 regarding unlawful detainer actions or any successor statute or law of a similar nature).

(iii) The failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in Subparagraph 22(a)(i) or (ii) above, where such failure continues (where no other period of time is expressly provided) for a period of ten (10) days after written notice thereof from Landlord to Tenant. The provisions of any such notice will be in lieu of, and not in addition to, any notice required under applicable law (including, without limitation, to the extent the Premises are located in California, California Code of Civil Procedure Section 1161 regarding unlawful detainer actions and any successor statute or similar law). If the nature of Tenant's default is such that more than ten (10) days are reasonably required for its cure, then Tenant will not be deemed to be in default if Tenant commences such cure within such ten (10) day period and thereafter diligently prosecutes such cure to completion.

(iv) (A) The making by Tenant of any general assignment for the benefit of creditors: (B) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); (C) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (D) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty (30) days.

(b) LANDLORD'S REMEDIES; TERMINATION. In the event of any default by Tenant, in addition to any other remedies available to Landlord at law or in equity under applicable law (including, without limitation, to the extent the Premises are located in California, the remedies of Civil Code Section 1951.4 and any successor statute or similar law, which provides that Landlord may continue this Lease in effect following Tenant's breach and abandonment and collect rent as it falls due, if Tenant has the right to sublet or assign, subject to reasonable limitations), Landlord will have the immediate right and option to terminate this Lease and all rights of Tenant hereunder. If Landlord elects to terminate this Lease then, to the extent permitted under applicable law, Landlord may recover from Tenant (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rent loss that Tenant proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rent loss that Tenant proves could be reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which, in the ordinary course of things, results therefrom including, but not limited to: attorneys' fees and costs; brokers' commissions; the costs of refurbishment, alterations, renovation and repair of the Premises, and removal (including the repair of any damage caused by such removal) and storage (or disposal) of Tenant's personal property, equipment, fixtures, Alterations, the Tenant Improvements and any other items which Tenant is required under this Lease to remove but does not remove, as well as the unamortized value of any free rent, reduced rent, free parking, reduced rate parking and any Tenant Improvement Allowance or other costs or economic concessions provided, paid, granted or incurred by Landlord pursuant to this Lease. The unamortized value of such concessions shall be determined by taking the total value of such concessions and multiplying such value by a fraction, the numerator of which is the number of months of the Lease Term not yet elapsed as of the date on which the Lease is terminated, and the denominator of which is the total number of months of the Lease Term. As used in Subparagraphs 22(b)(i) and (ii) above, the "worth at the time of award" is computed by allowing interest at the Interest Rate. As used in Subparagraph 22(b)(iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

(c) LANDLORD'S REMEDIES; RE-ENTRY RIGHTS. In the event of any default by Tenant, in addition to any other remedies available to Landlord under this Lease, at law or in equity, Landlord will also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere and/or disposed of at the sole cost and expense of and for the account of Tenant in accordance with the provisions of Subparagraph 13(h) of this Lease or any other procedures permitted by applicable law. No re-entry or taking possession of the Premises by Landlord pursuant to this Subparagraph 22(c) will be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction.

(d) LANDLORD'S REMEDIES; RE-LETTING. In the event of the vacation or abandonment of the Premises by Tenant or in the event that Landlord elects to re-enter the Premises or takes possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then, if Landlord does not elect to terminate this Lease, Landlord may from time to time, without terminating this Lease, either recover all rent as it becomes due or relet the Premises or any part thereof on terms and conditions as Landlord in its sole and absolute discretion may deem advisable with the right to make alterations and repairs to the Premises in connection with such reletting. If Landlord elects to relet the Premises, then rents received by Landlord from such reletting will be applied: first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any cost of such reletting; third, to the payment of the cost of any alterations and repairs to the Premises incurred in connection with such reletting; fourth, to the payment of rent due and unpaid hereunder and the residue, if any, will be held by Landlord and applied to payment of future rent as the same may become due and payable hereunder. Should that portion of such rents received from such reletting during any month, which is applied to the payment of rent hereunder, be less than the rent payable during that month by Tenant hereunder, then Tenant agrees to pay such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency will be calculated and paid monthly.

(e) LANDLORD'S REMEDIES; PERFORMANCE FOR TENANT. All covenants and agreements to be performed by Tenant under any of the terms of this Lease are to be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant fails to pay any sum of money owed to any party other than Landlord, for which it is liable under this Lease, or if Tenant fails to perform any other act on its part to be performed hereunder, and such failure continues for ten (10) days after notice thereof by Landlord, Landlord may, without waiving or releasing Tenant from its obligations, but shall not be obligated to, make any such payment or perform any such other act to be made or performed by Tenant. Tenant agrees to reimburse Landlord upon demand for all sums so paid by Landlord and all necessary incidental costs, together with interest thereon at the Interest Rate, from the date of such payment by Landlord until reimbursed by Tenant. This remedy shall be in addition to any other right or remedy of Landlord set forth in this Paragraph 22.

(f)  LATE PAYMENT. If Tenant fails to pay any installment of rent within five
(5) days of when due or if Tenant fails to make any other payment for which Tenant is obligated under this Lease within five (5) days of when due, such late amount will accrue interest at the Interest Rate and Tenant agrees to pay Landlord as additional rent such interest on such amount from the date such amount becomes due until such amount is paid. In addition, Tenant agrees to pay to Landlord concurrently with such late payment amount, as additional rent, a late charge equal to five percent (5%) of the amount due to compensate Landlord for the extra costs Landlord will incur as a result of such late payment. The parties agree that (i) it would be impractical and extremely difficult to fix the actual damage Landlord will suffer in the event of Tenant's late payment,
(ii) such interest and late charge represents a fair and reasonable estimate of the detriment that Landlord will suffer by reason of late payment by Tenant, and (iii) the payment of interest and late charges are distinct and separate in that the payment of interest is to compensate Landlord for the use of Landlord's money by Tenant, while the payment of late charges is to compensate Landlord for Landlord's processing, administrative and other costs incurred by Landlord as a result of Tenant's delinquent payments. Acceptance of any such interest and late charge will not constitute a waiver of the Tenant's default with respect to the overdue amount, or prevent Landlord from exercising any of the other rights and remedies available to Landlord. If Tenant incurs a late charge more than three (3) times in any period of twelve (12) months during the Lease Term, then, notwithstanding that Tenant cures the late payments for which such late charges are imposed, Landlord will have the right to require Tenant thereafter to pay all installments of Monthly Base Rent quarterly in advance throughout the remainder of the Lease Term.

(g) RIGHTS and REMEDIES CUMULATIVE. All rights, options and remedies of Landlord contained in this Lease will be construed and held to be cumulative, and no one of them will be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law or in equity, whether or not stated in this Lease. Nothing in this Paragraph 22 will be deemed to limit or otherwise affect Tenant's indemnification of Landlord pursuant to any provision of this Lease.

23. LANDLORD'S DEFAULT. Landlord will not be in default in the performance of any obligation required to be performed by Landlord under this Lease unless Landlord fails to perform such obligation within thirty (30) days after the receipt of written notice from Tenant specifying in detail Landlord's failure to perform; provided however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord will not be deemed in default if it commences such performance within such thirty (30) day period and thereafter diligently pursues the same to completion. Upon any default by Landlord, Tenant may exercise any of its rights provided at law or in equity, subject to the limitations on liability set forth in Paragraph 35 of this Lease.

24.  ASSIGNMENT AND SUBLETTING.

(a) RESTRICTION ON TRANSFER. Except as expressly provided in this Paragraph 24, Tenant will not, either voluntarily or by operation of law, assign or encumber this Lease or any interest herein or sublet the Premises or any part thereof, or permit the use or occupancy of the Premises by any party other than Tenant (any such assignment, encumbrance, sublease or the like will sometimes be referred to as a "Transfer"), without the prior written consent of Landlord, which consent Landlord will not unreasonably withhold. Notwithstanding the foregoing, Landlord may withhold its consent to a proposed sublease of any space in the Premises in excess of one (1) floor during the first two (2) years of the Term in Landlord's sole and absolute discretion.

(b) CORPORATE AND PARTNERSHIP TRANSFERS. For purpose of this Paragraph 24, if Tenant is a corporation, partnership or other entity, any transfer, assignment, encumbrance or hypothecation of a controlling interest in (individually or in the aggregate) any stock or other ownership interest in such entity, and/or any transfer, assignment, hypothecation or encumbrance of any controlling ownership or voting interest in such entity, will be deemed a Transfer and will be subject to all the restrictions and provisions contained in this Paragraph 24. Notwithstanding the foregoing, the immediately preceding sentence will not apply to any transfers of stock of Tenant if Tenant is a publicly-held corporation and such stock is transferred publicly over a recognized security exchange or over-the-counter market.

(c) PERMITTED CONTROLLED TRANSFERS. Notwithstanding the provisions of this Paragraph 24 to the contrary, Tenant may assign this Lease or sublet the Premises or any portion thereof ("Permitted Transfer"), without Landlord's consent and without extending any sublease termination option to Landlord, to any parent, subsidiary or affiliate corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from a merger or consolidation with Tenant, or to any person or entity which acquires all the assets of Tenant's business as a going concern, provided that: (i) at least twenty (20) days prior to such assignment or sublease, Tenant delivers to Landlord the financial statements and other financial and background information of the assignee or sublessee described in Subparagraph 24(d) below; (ii) if an assignment, the assignee assumes, in full, the obligations of Tenant under this Lease (or if a sublease, the sublessee of a portion of the Premises or Term assumes, in full, the obligations of Tenant with respect to such portion); (iii) the financial net worth of the assignee or sublessee as of the time of the proposed assignment or sublease equals or exceeds that of Tenant as of the date of execution of this Lease; (iv) Tenant remains fully liable under this Lease; and (v) the use of the Premises under Paragraph 8 remains unchanged.

(d) TRANSFER NOTICE. If Tenant desires to effect a Transfer, then at least thirty (30) days prior to the date when Tenant desires the Transfer to be effective (the "Transfer Date"), Tenant agrees to give Landlord a notice (the "Transfer Notice"), stating the name, address and business of the proposed assignee, sublessee or other transferee (sometimes referred to hereinafter as "Transferee"), reasonable information (including references) concerning the character, ownership, and financial condition of the proposed Transferee, the Transfer Date, any ownership or commercial relationship between Tenant and the proposed Transferee, and the consideration and all other material terms and conditions of the proposed Transfer, all in such detail as Landlord may reasonably require. If Landlord reasonably requests additional detail, the Transfer Notice will not be deemed to have been received until Landlord receives such additional detail, and Landlord may withhold consent to any Transfer until such information is provided to it.

(e) LANDLORD'S OPTIONS. Within fifteen (15) days of Landlord's receipt of any Transfer Notice, and any additional information requested by Landlord concerning the proposed Transferee's financial responsibility, Landlord will elect to do one of the following (i) consent to the proposed Transfer; (ii) refuse such consent, which refusal shall be on reasonable grounds including, without limitation, those set forth in Subparagraph 24(f) below; or (iii) terminate this Lease as to all of the Premises (in the case of a proposed assignment) or as to such portion of the Premises that is proposed to be sublet and recapture all or such portion of the Premises for reletting by Landlord. Notwithstanding the foregoing or anything to the contrary set forth elsewhere in this Paragraph 24, Landlord shall not have the right to terminate this Lease in connection with the sublease of one (1) floor or less of the Premises, for a term of less than one-half (1/2) of the remaining Term. (A sublease meeting the foregoing requirements is referred to below as a "Non-Recapture Sublease.")

(f) REASONABLE DISAPPROVAL. Landlord and Tenant hereby acknowledge that Landlord's disapproval of any proposed Transfer pursuant to Subparagraph 24(e) will be deemed reasonably withheld if based upon any reasonable factor, including, without limitation, any or all of the following factors: (i) [INTENTIONALLY DELETED]; (ii) the proposed Transferee is a governmental entity;
(iii) the portion of the Premises to be sublet is irregular in shape with inadequate means of ingress and egress; (iv) the use of the Premises by the Transferee (A) is not permitted by the use provisions in Paragraph 8 hereof,
(B) violates any exclusive use granted by Landlord to another tenant in the Development, or (C) otherwise poses a risk of increased liability to Landlord;
(v) the Transfer would likely result in a significant and inappropriate increase in the use of the parking areas or Development Common Areas by the Transferee's employees or visitors, and/or significantly increase the demand upon utilities and services to be provided by Landlord to the Premises; (vi) the Transferee does not have the financial capability to fulfill the obligations imposed by the Transfer and this Lease; (vii) the Transferee is not in Landlord's reasonable opinion consistent with Landlord's desired tenant mix; or (viii) the Transferee poses a business or other economic risk which Landlord reasonably deems unacceptable.

(g) ADDITIONAL CONDITIONS. A condition to Landlord's consent to any Transfer of this Lease will be the delivery to Landlord of a true copy of the fully executed instrument of assignment, sublease, transfer or hypothecation, and, in the case of an assignment, the delivery to Landlord of an agreement executed by the Transferee in form and substance reasonably satisfactory to Landlord, whereby the Transferee assumes and agrees to be bound by all of the terms and provisions of this Lease and to perform all of the obligations of Tenant hereunder. As a condition for granting its consent to any assignment or sublease, Landlord may require that upon the occurrence of a default by Tenant under this Lease, the assignee or sublessee thereafter remit directly to Landlord on a monthly basis, all monies due to Tenant by said assignee or sublessee. As a condition to Landlord's consent to any sublease, such sublease must provide that it is subject and subordinate to this Lease and to all mortgages; that Landlord may enforce the provisions of the sublease, including collection of rent; that in the event of termination of this Lease for any reason, including without limitation a voluntary surrender by Tenant, or in the event of any reentry or repossession of the premises by Landlord, Landlord may, at its option, either (i) terminate the sublease, or (ii) take over all of the right, title and interest of Tenant, as sublessor, under such sublease, in which case such sublessee will attorn to Landlord, but that nevertheless Landlord will not (1) be liable for any previous act or omission of Tenant under such sublease, (2) be subject to any defense or offset previously accrued in favor of the sublessee against Tenant, or (3) be bound by any previous modification of any sublease made without Landlord's written consent, or by any previous prepayment by sublessee of more than one month's rent.

(h) EXCESS RENT. If Landlord consents to any assignment of this Lease, Tenant agrees to pay to Landlord, as additional rent, fifty percent (50%) all sums and other consideration payable to and for the benefit of Tenant by the assignee on account of the assignment, as and when such sums and other consideration are due and payable by the assignee to or for the benefit of Tenant (or, if Landlord so requires, and without any release of Tenant's liability for the same, Tenant agrees to instruct the assignee to pay such sums and other consideration directly to Landlord). If for any sublease, Tenant receives rent or other consideration, either initially or over the term of the sublease, in excess of the rent allocable to the portion of the Premises which is subleased based on square footage, Tenant agrees to pay to Landlord as additional rent, fifty percent (50%) of the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt. In calculating excess rent or other consideration which may be payable to Landlord under this paragraph, Tenant will be entitled to deduct commercially reasonable third party brokerage commissions and attorneys' fees and other amounts reasonably and actually expended by Tenant in connection with such assignment or subletting if acceptable written evidence of such expenditures is provided to Landlord. In addition, in calculating excess rent or other consideration which may be payable to Landlord under this paragraph in connection with a Non-Recapture Sublease with a term that commences during the first two (2) years of the Term, Tenant will be entitled to deduct Tenant's out-of-pocket costs of improving the space covered by such sublease in excess of the allocable portion of the Allowance (as defined in the Work Letter Agreement), provided that acceptable written evidence of such expenditures is furnished to Landlord.

(i) TERMINATION RIGHTS. If Tenant requests Landlord's consent to any assignment of this Lease or any subletting of all or a portion of the Premises, Landlord will have the right, as provided in Subparagraph 24(e), to terminate this Lease as to all of the Premises (in the case of a proposed assignment) or as to such portion of the Premises that is proposed to be sublet effective as of the date Tenant proposes to assign this Lease or to sublet all or less than all of the Premises. Notwithstanding the foregoing, in the event the sublease covers one
(1) floor or less of the Premises and is for a term of less than one-half (1/2) of the remaining Term, then Landlord shall not have the right to recapture the subleased premises or to terminate this Lease. Landlord's right to terminate this Lease as to less than all of the Premises proposed to be sublet will not be deemed waived as to any future additional subletting or assignment as a result of Landlord's consent to a subletting of less than all of the Premises or Landlord's failure to exercise its termination right with respect to any subletting or assignment. Landlord will exercise such termination right, if at all, by giving written notice to Tenant within thirty (30) days of receipt by Landlord of the financial responsibility information required by this Paragraph
24. Tenant understands and acknowledges that the option, as provided in this Paragraph 24, to terminate this Lease as to all of the Premises (in the case of a proposed assignment) or as to such portion of the Premises that is proposed to be sublet rather than approve the assignment of this Lease or the subletting of all or a portion of the Premises, is a material inducement for Landlord's agreeing to lease the Premises to Tenant upon the terms and conditions herein set forth. In the event of any such termination with respect to less than all of the Premises, fifty percent (50%) of the cost of segregating the recaptured space from the balance of the Premises will be paid by Tenant, and Tenant's future monetary obligations under this Lease will be reduced proportionately on a square footage basis to correspond to the balance of the Premises which Tenant continues to lease.

(j) NO RELEASE. No Transfer will release Tenant of Tenant's obligations under this Lease or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. Landlord may require that any Transferee remit directly to Landlord on a monthly basis, all monies due Tenant by said Transferee. However, the acceptance of rent by Landlord from any other person will not be deemed to be a waiver by Landlord of any provision hereof. Consent by Landlord to one Transfer will not be deemed consent to any subsequent Transfer. In the event of default by any Transferee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such Transferee or successor. Landlord may consent to subsequent assignments of this Lease or sublettings or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and any such actions will not relieve Tenant of liability under this Lease.

(k) ADMINISTRATIVE AND ATTORNEYS' FEES. If Tenant effects a Transfer or requests the consent of Landlord to any Transfer (whether or not such Transfer is consummated), then, upon demand, Tenant agrees to pay Landlord a non-refundable administrative fee of Two Hundred Fifty Dollars ($250.00), plus any reasonable attorneys' and paralegal fees incurred by Landlord in connection with such Transfer or request for consent (whether attributable to Landlord's in-house attorneys or paralegals or otherwise) not to exceed One Hundred Dollars ($100.00) for each one thousand (1,000) rentable square feet of area contained within the Premises or portion thereof to be assigned or sublet. Acceptance of the Two Hundred Fifty Dollar ($250.00) administrative fee and/or reimbursement of Landlord's attorneys' and paralegal fees will in no event obligate Landlord to consent to any proposed Transfer.

25. SUBORDINATION. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any mortgagee or beneficiary with a deed of trust encumbering the Building and/or the Development, or any lessor of a ground or underlying lease with respect to the Building, this Lease will be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building; and (ii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed for which the Building, the Development or any leases thereto, or Landlord's interest and estate in any of said items, is specified as security; provided, however, that the subordination of this Lease to any mortgage or deed of trust or any ground or underlying lease is subject to Tenant's receipt of a commercially reasonable non-disturbance agreement from the holder of such mortgage or deed of trust or such ground or underlying lease. Notwithstanding the foregoing, Landlord reserves the right to subordinate any such ground leases or underlying leases or any such liens to this Lease. If any such ground lease or underlying lease terminates for any reason or any such mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, at the election of Landlord's successor in interest, Tenant agrees to attorn to and become the tenant of such successor in which event Tenant's right to possession of the Premises will not be disturbed as long as Tenant is not in default under this Lease. Tenant hereby waives its rights under any law which gives or purports to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event of any such foreclosure proceeding or sale. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form reasonably required by Landlord, any additional documents evidencing the priority or subordination of this Lease and Tenant's attornment agreement with respect to any such ground lease or underlying leases or the lien of any such mortgage or deed of trust. If Tenant fails to sign and return any such documents within ten (10) days of receipt, Tenant will be in default hereunder.

26.  ESTOPPEL CERTIFICATE.

(a) TENANT'S OBLIGATIONS. Within ten (10) days following any written request which Landlord may make from time to time, Tenant agrees to execute and deliver to Landlord a statement, in a form substantially similar to the form of Exhibit "G" attached hereto or as may reasonably be required by Landlord's lender, certifying: (i) the date of commencement of this Lease; (ii) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, and stating the date and nature of such modifications); (iii) the date to which the rent and other sums payable under this Lease have been paid; (iv) that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement; and (v) such other matters reasonably requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Paragraph 26 may be relied upon by any mortgage beneficiary, purchaser or prospective purchaser of the Building or any interest therein.

(b) TENANT'S FAILURE TO DELIVER. Tenant's failure to deliver such statement within such time will be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one (1) month's rent has been paid in advance. Without limiting the foregoing, if Tenant fails to deliver any such statement within such ten (10) day period, Landlord may deliver to Tenant an additional request for such statement and Tenant's failure to deliver such statement to Landlord within ten (10) days after delivery of such additional request will constitute a default under this Lease. Tenant agrees to indemnify and protect Landlord from and against any and all claims, damages, losses, liabilities and expenses (including attorneys' fees and costs) attributable to any failure by Tenant to timely deliver any such estoppel certificate to Landlord as required by this Paragraph 26.

27.  [INTENTIONALLY DELETED]

28. RULES AND REGULATIONS. Tenant agrees to faithfully observe and comply with the "Rules and Regulations," a copy of which is attached hereto and incorporated herein by this reference as Exhibit "H", and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord will not be responsible to Tenant for the violation or non-performance by any other tenant or occupant of the Building of any of the Rules and Regulations.

29.  MODIFICATION AND CURE RIGHTS OF LANDLORD'S MORTGAGEES AND LESSORS.

(a) MODIFICATIONS. If, in connection with Landlord's obtaining or entering into any financing or ground lease for any portion of the Building or the Development, the lender or ground lessor requests modifications to this Lease, Tenant, within ten (10) days after request therefor, agrees to execute an amendment to this Lease incorporating such modifications, provided such modifications are reasonable and do not increase the obligations of Tenant under this Lease or adversely affect the leasehold estate created by this Lease.

(b) CURE RIGHTS. In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgage covering the Premises or ground lessor of Landlord whose address has been furnished to Tenant, and Tenant agrees to offer such beneficiary, mortgagee or ground lessor a reasonable opportunity to cure the default (including with respect to any such beneficiary or mortgagee, time to obtain possession of the Premises, subject to this Lease and Tenant's rights hereunder, by appointment of a receiver, power of sale or a judicial foreclosure, if such should prove necessary to effect a cure).

30. DEFINITION OF LANDLORD. The term "Landlord," as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, means and includes only the owner or owners, at the time in question, of the fee title of the Premises or the lessees under any ground lease, if any. In the event of any transfer, assignment or other conveyance or transfers of any such title (other than a transfer for security purposes only), Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) will be automatically relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed, so long as the transferee assumes in writing all such covenants and obligations of Landlord arising after the date of such transfer. Landlord and Landlord's transferees and assignees have the absolute right to transfer all or any portion of their respective title and interest in the Development, the Building, the Premises and/or this Lease without the consent of Tenant, and such transfer or subsequent transfer will not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

31. WAIVER. The waiver by either party of any breach of any term, covenant or condition herein contained will not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained, nor will any custom or practice which may develop between the parties in the administration of the terms hereof be deemed a waiver of or in any way affect the right of either party to insist upon performance in strict accordance with said terms. The subsequent acceptance of rent or any other payment hereunder by Landlord will not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No acceptance by Landlord of a lesser sum than the basic rent and additional rent or other sum then due will be deemed to be other than on account of the earliest installment of such rent or other amount due, nor will any endorsement or statement on any check or any letter accompanying any check be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or other amount or pursue any other remedy provided in this Lease. The consent or approval of Landlord to or of any act by Tenant requiring Landlord's consent or approval will not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar acts by Tenant.

32. PARKING.

(a) GRANT OF PARKING RIGHTS. So long as this Lease is in effect and provided Tenant is not in default hereunder, Landlord grants to Tenant and Tenant's Authorized Users (as defined below) a license to use the number and type of parking spaces designated in Subparagraph 1(t) subject to the terms and conditions of this Paragraph 32 and the Rules and Regulations regarding parking contained in Exhibit "H" attached hereto. During the Option Term, as consideration for the use of such parking spaces, Tenant agrees to pay to Landlord or, at Landlord's election, directly to Landlord's parking operator, as additional rent under this Lease, the prevailing market parking rate, if any, for each such parking space as established by Landlord in its discretion from time to time; Tenant agrees that all parking charges will be payable on a monthly basis concurrently with each monthly payment of Monthly Base Rent. Tenant agrees to submit to Landlord or, at Landlord's election, directly to Landlord's parking operator with a copy to Landlord, written notice in a form reasonably specified by Landlord containing the names, home and office addresses and telephone numbers of those persons who are authorized by Tenant to use Tenant's parking spaces on a monthly basis ("Tenant's Authorized Users") and shall use its best efforts to identify each vehicle of Tenant's Authorized Users by make, model and license number. Tenant agrees to deliver such notice prior to the beginning of the Term of this Lease and to periodically update such notice as well as upon specific request by Landlord or Landlord's parking operator to reflect changes to Tenant's Authorized Users or their vehicles.

(b) VISITOR PARKING. So long as this Lease is in effect, Tenant's visitors and guests will be entitled to use those specific parking areas which are designated for short term visitor parking and which are located within the surface parking area(s), if any, and/or within the parking structure(s) which serve the Building. During the Option Term, visitor parking will be made available at a charge to Tenant's visitors and guests if there is any standard market parking rate then in effect for such parking area(s), with the rate being established by Landlord in its discretion from time to time; Tenant, at its sole cost and expense, may elect to validate such parking for its visitors and guests. All such visitor parking will be on a non-exclusive, in common basis with all other visitors and guests of the Development.

(c) USE OF PARKING SPACES. Tenant will not use or allow any of Tenant's Authorized Users to use any parking spaces which have been specifically assigned by Landlord to other tenants or occupants or for other uses such as visitor parking or which have been designated by any governmental entity as being restricted to certain uses.

(d) GENERAL PROVISIONS Except as otherwise expressly set forth in Subparagraph 1(t), Landlord reserves the right to set and increase monthly fees and/or daily and hourly rates for parking privileges from time to time during the Option Term. Landlord may assign any unreserved and unassigned parking spaces and/or make all or any portion of such spaces reserved. If Landlord reasonably determines that it is necessary for orderly and efficient parking or for any other reasonable reason. Failure to comply with any terms and conditions of this Lease applicable to parking may be treated by Landlord as a default under this Lease and, in addition to all other remedies available to Landlord under this Lease, at law or in equity, Landlord may elect to recapture such parking spaces for the balance of the Term of this Lease if Tenant does not cure such failure within the applicable cure period set forth in Paragraph 22 of this Lease. In such event, Tenant and Tenant's Authorized Users will be deemed visitors for purposes of parking space use and will be entitled to use only those parking areas specifically designated for visitor parking subject to all provisions of this Lease applicable to such visitor parking use. Except in connection with an assignment or sublease expressly permitted under the terms of this Lease, Tenant's parking rights and privileges described herein are personal to Tenant and may not be assigned or transferred, or otherwise conveyed, without Landlord's prior written consent, which consent Landlord may withhold in its sole and absolute discretion. In any event, under no circumstances may Tenant's parking rights and privileges be transferred, assigned or otherwise conveyed separate and apart from Tenant's interest in this Lease.

(e) COOPERATION WITH TRAFFIC MITIGATION MEASURES. Tenant agrees to use its reasonable, good faith efforts to cooperate in traffic mitigation programs which may be undertaken by Landlord independently, or in cooperation with local municipalities or governmental agencies or other property owners in the vicinity of the Building. Such programs may include, but will not be limited to, carpools, vanpools and other ridesharing programs, public and private transit, flexible work hours, preferential assigned parking programs and programs to coordinate tenants within the Development with existing or proposed traffic mitigation programs.

(f) PARKING RULES AND REGULATIONS. Tenant and Tenant's Authorized Users shall comply with all rules and regulations regarding parking set forth in Exhibit "H" attached hereto and Tenant agrees to cause its employees, subtenants, assignees, contractors, suppliers, customers and invitees to comply with such rules and regulations. Landlord reserves the right from time to time to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the parking facilities as it deems reasonably necessary for the operation of the parking facilities.

33. FORCE MAJEURE. If either Landlord or Tenant is delayed, hindered in or prevented from the performance of any act required under this Lease by reason of strikes, lock-outs, labor troubles, inability to procure standard materials, failure of power, restrictive governmental laws, regulations or orders or governmental action or inaction (including failure, refusal or delay in issuing permits, approvals and/or authorizations which is not the result of the action or inaction of the party claiming such delay), riots, civil unrest or insurrection, war, fire, earthquake, flood or other natural disaster, unusual and unforeseeable delay which results from an interruption of any public utilities (e.g., electricity, gas, water, telephone) or other unusual and unforeseeable delay not within the reasonable control of the party delayed in performing work or doing acts required under the provisions of this Lease, then performance of such act will be excused for the period of the delay and the period for the performance of any such act will be extended for a period equivalent to the period of such delay. The provisions of this Paragraph 33 will not operate to excuse Tenant from prompt payment of rent or any other payments required under the provisions of this Lease.

34. SIGNS.

(a) PREMISES SIGNAGE. Landlord will designate the location on the Premises for one Tenant identification sign. Tenant agrees to have Landlord install and maintain Tenant's identification sign in such designated location in accordance with this Paragraph 34 at Tenant's sole cost and expense. In addition, Tenant shall have the right to a Building standard listing in the lobby directory for the Building.

(b) BUILDING PARAPET SIGNAGE. In addition to the identification sign referred to in Paragraph 34(a) above, Tenant shall have the non-exclusive right to install and maintain identification signage on the parapet of the Building in a location approved by Landlord in its sole and absolute discretion.

(c) GENERAL. Except as otherwise provided in this Paragraph 34, Tenant has no right to install Tenant identification signs in any other location in, on or about the Premises or the Development and will not display or erect any other signs, displays or other advertising materials that are visible from the exterior of the Building or from within the Building in any interior or exterior common areas. The size, design, color and other physical aspects of any and all permitted sign(s) will be subject to (i) Landlord's written approval prior to installation, which approval may be withheld in Landlord's sole and absolute discretion, (ii) any covenants, conditions or restrictions governing the Premises, and (iii) any applicable municipal or governmental permits, approvals, guidelines and restrictions (including, without limitation, any guidelines issued or restrictions imposed by the City of Dublin or the East Dublin Specific Plan). Tenant will be solely responsible for all costs for installation, maintenance, repair and removal of any Tenant identification sign(s). If Tenant fails to remove Tenant's sign(s) upon termination of this Lease and repair any damage caused by such removal, Landlord may do so at Tenant's sole cost and expense. Tenant agrees to reimburse Landlord for all costs incurred by Landlord to effect any installation, maintenance or removal on Tenant's account, which amount will be deemed additional rent, and may include, without limitation, all sums disbursed, incurred or deposited by Landlord including Landlord's costs, expenses and actual attorneys' fees with interest thereon at the Interest Rate from the date of Landlord's demand until paid by Tenant. Any sign rights granted to Tenant under this Lease are personal to Tenant and may not be assigned, transferred or otherwise conveyed to any assignee or subtenant of Tenant without Landlord's prior written consent, which consent Landlord may withhold in its sole and absolute discretion; provided, however, that Landlord may not unreasonably withhold its consent if the proposed transferee is a Permitted Transferee. Landlord and Tenant hereby acknowledge that Landlord's disapproval of any proposed assignment, transfer or other conveyance of such sign rights to a Permitted Transferee will be deemed reasonably withheld if based on any reasonable factor, including, without limitation, the fact that such Permitted Transferee is a competitor of one or more of the tenants in the Development or prospective tenants with whom Landlord is in active discussions at the time of such proposed assignment, transfer or other conveyance of such sign rights.

35. LIMITATION ON LIABILITY. In consideration of the benefits accruing hereunder, Tenant on behalf of itself and all successors and assigns of Tenant covenants and agrees that, in the event of any actual or alleged failure, breach or default hereunder by Landlord: (a) Tenant's recourse against Landlord for monetary damages will be limited to Landlord's interest in the Building including, subject to the prior rights of any Mortgagee, Landlord's interest in the rents of the Building and any insurance proceeds payable to Landlord; (b) Except as may be necessary to secure jurisdiction of the partnership or company, no partner or member of Landlord shall be sued or named as a party in any suit or action and no service of process shall be made against any partner or member of Landlord; (c) No partner or member of Landlord shall be required to answer or otherwise plead to any service of process; (d) No judgment will be taken against any partner or member of Landlord and any judgment taken against any partner or member of Landlord may be vacated and set aside at any time after the fact; (e) No writ of execution will be levied against the assets of any partner or member of Landlord; (f) The obligations under this Lease do not constitute personal obligations of the individual members, partners, directors, officers or shareholders of Landlord, and Tenant shall not seek recourse against the individual members, partners, directors, officers or shareholders of Landlord or any of their personal assets for satisfaction of any liability in respect to this Lease; and (g) These covenants and agreements are enforceable both by Landlord and also by any partner or member of Landlord.

36. FINANCIAL STATEMENTS. Prior to the execution of this Lease by Landlord and at any time during the term of this Lease upon ten (10) days prior written notice from Landlord, Tenant agrees to provide Landlord with a current financial statement for Tenant and any guarantors of Tenant and financial statements for the two (2) years prior to the current financial statement year for Tenant and any guarantors of Tenant. Such statements are to be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, audited by an independent certified public accountant.

37. QUIET ENJOYMENT. Landlord covenants and agrees with Tenant that upon Tenant paying the rent required under this Lease and paying all other charges and performing all of the covenants and provisions on Tenant's part to be observed and performed under this Lease, Tenant may peaceably and quietly have, hold and enjoy the Premises in accordance with this Lease without hindrance or molestation by Landlord or its employees or agents.

38.  MISCELLANEOUS.

(a) CONFLICT OF LAWS. This Lease shall be governed by and construed solely pursuant to the laws of the State, without giving effect to choice of law principles thereunder.

(b) SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

(c) PROFESSIONAL FEES AND COSTS. If either Landlord or Tenant should bring suit against the other with respect to this Lease, then all costs and expenses, including without limitation, actual professional fees and costs such as appraisers', accountants' and attorneys' fees and costs, incurred by the party which prevails in such action, whether by final judgement or out of court settlement, shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment. As used herein, attorneys' fees and costs shall include, without limitation, attorneys' fees, costs and expenses incurred in connection with any
(i) postjudgment motions; (ii) contempt proceedings; (iii) garnishment, levy and debtor and third party examination; (iv) discovery; and (v) bankruptcy litigation.

(d) TERMS AND HEADINGS. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in any gender include other genders. The paragraph headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

(e) TIME. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

(f) PRIOR AGREEMENT; AMENDMENTS. This Lease constitutes and is intended by the parties to be a final, complete and exclusive statement of their entire agreement with respect to the subject matter of this Lease. This Lease supersedes any and all prior and contemporaneous agreements and understandings of any kind relating to the subject matter of this Lease. There are no other agreements, understandings, representations, warranties, or statements, either oral or in written form, concerning the subject matter of this Lease. No alteration, modification, amendment or interpretation of this Lease shall be binding on the parties unless contained in a writing which is signed by both parties.

(g) SEPARABILITY. The provisions of this Lease shall be considered separable such that if any provision or part of this Lease is ever held to be invalid, void or illegal under any law or ruling, all remaining provisions of this Lease shall remain in full force and effect to the maximum extent permitted by law.

(h) RECORDING. Neither Landlord nor Tenant shall record this Lease nor a short form memorandum hereof without the consent of the other.

(i) COUNTERPARTS. This Lease may be executed in one or more counterparts, each of which shall constitute an original and all of which shall be one and the same agreement.

(j) NONDISCLOSURE OF LEASE TERMS. Tenant acknowledges and agrees that the terms of this Lease are confidential and constitute proprietary information of Landlord. Disclosure of the terms could adversely affect the ability of Landlord to negotiate other leases and impair Landlord's relationship with other tenants. Accordingly, Tenant agrees that it, and its partners, officers, directors, employees, agents and attorneys, shall not intentionally and voluntarily disclose the terms and conditions of this Lease to any newspaper or other publication or any other tenant or apparent prospective tenant of the Building or other portion of the Development, or real estate agent, either directly or indirectly, without the prior written consent of Landlord, provided, however, that Tenant may disclose the terms to prospective subtenants or assignees under this Lease, to Tenant's broker (as set forth in Paragraph 1(u) above) and in accordance with public reporting requirements.

(k) NON-DISCRIMINATION. Tenant acknowledges and agrees that there shall be no discrimination against, or segregation of, any person, group of persons, or entity on the basis of race, color, creed, religion, age, sex, marital status, national origin, or ancestry in the leasing, subleasing, transferring, assignment, occupancy, tenure, use, or enjoyment of the Premises, or any portion thereof.

39.  EXECUTION OF LEASE.

(a) JOINT AND SEVERAL OBLIGATIONS. If more than one person executes this Lease as Tenant, their execution of this Lease will constitute their covenant and agreement that (i) each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant, and (ii) the term "Tenant" as used in this Lease means and includes each of them jointly and severally. The act of or notice from, or notice or refund to, or the signature of any one or more of them, with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, will be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

(b) TENANT AS CORPORATION OR PARTNERSHIP. If Tenant executes this Lease as a corporation or partnership, then Tenant and the persons executing this Lease on behalf of Tenant represent and warrant that such entity is duly qualified and in good standing to do business in California and that the individuals executing this Lease on Tenant's behalf are duly authorized to execute and deliver this Lease on its behalf, and in the case of a corporation, in accordance with a duly adopted resolution of the board of directors of Tenant, a copy of which is to be delivered to Landlord on execution hereof, if requested by Landlord, and in accordance with the by-laws of Tenant, and, in the case of a partnership, in accordance with the partnership agreement and the most current amendments thereto, if any, copies of which are to be delivered to Landlord on execution hereof, if requested by Landlord, and that this Lease is binding upon Tenant in accordance with its terms.

(c) EXAMINATION OF LEASE. Submission of this instrument by Landlord to Tenant for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

40. UNION LABOR. Notwithstanding anything herein to the contrary, Tenant covenants and agrees that all contractors and subcontractors at any tier performing any construction, repair, refurbishment or restoration, including, without limitation, tenant improvements, build-outs, alterations, additions, improvements, renovations, repairs, remodeling, painting and installations of fixtures, mechanical, electrical, plumbing, data, security, telecommunication, low voltage or elevator equipment or systems or other equipment, or with respect to any other construction work in, on, or the Premises shall: (i) be bound by and signatory to a collective bargaining agreement with a labor organization (a) whose jurisdiction covers the type of work to be performed on the Premises, and
(b) who is affiliated with the Building and Construction Trades Department of the AFL-CIO; and (ii) each such contractor or subcontractor shall observe area standards for wages and other terms and conditions of employment, including fringe benefits.

41.  OPTION TERM.

(a) OPTION RIGHT. Landlord hereby grants the originally named Tenant herein (or any affiliate to which this Lease has been assigned pursuant to Paragraph 24(c) above (a "Permitted Assignee")), one (1) option to extend the Term for a period of five (5) years (the "Option Term"), which option shall be exercisable only by written notice delivered by Tenant to Landlord as provided below, provided that, as of the date of delivery of such notice, Tenant is not in default under this Lease beyond any applicable cure period and Tenant has previously been in default under this Lease beyond any applicable cure period more than once in the prior twenty-four (24) months. Upon the proper exercise of such option to extend, and provided that, as of the end of the initial Term, Tenant is not in default under this Lease beyond any applicable cure period and Tenant has not previously been in default beyond any applicable cure period under this Lease more than once in the prior twenty-four (24) months, the Term, as it applies to the Premises, shall be extended for a period of five (5) years at the monthly base rent and on the other terms set forth in Paragraph 41(b) below. The rights contained in this Paragraph 41 shall be personal to Tenant or a Permitted Assignee.

(b) OPTION RENT. The monthly base rent payable by Tenant during the Option Term (the "Option Rent") shall be equal to rent at which tenants, as of the commencement of the Option Term, will be leasing non-sublease space comparable in size, location and quality to the Premises, for a comparable term, which comparable space is located in other comparable office buildings in the Cities of Dublin or Pleasanton, California; provided, however, that in no event will Option Rent be less than the Monthly Base Rent payable by Tenant for the last year of the initial term of this Lease. All other terms and conditions of this Lease shall apply throughout the Option Term; however, any obligation of Landlord to construct tenant improvements or provide an allowance (if applicable) shall not apply during the Option Term and Tenant shall, in no event, have the option to extend the Term beyond the Option Term described in Paragraph 41(a) above.

(c) EXERCISE OF OPTION. The option contained in this Paragraph 41 shall be exercised by Tenant, if at all, and only in the following manner: (i) Tenant shall deliver written notice to Landlord not more than twenty-four (24) months nor less than twelve (12) months prior to the expiration of the initial Term, stating that Tenant is exercising its option; (ii) Landlord, after receipt of Tenant's notice, shall deliver notice (the "Option Rent Notice") to Tenant not less than seven (7) months prior to the expiration of the initial Term, setting forth the Option Rent; and (iii) if Tenant wishes to object to the Option Rent, Tenant shall, on or before the date occurring thirty (30) days after Tenant's receipt of the Option Rent Notice deliver written notice thereof to Landlord, in which case the parties shall follow the procedure, and the Option Rent shall be determined, as set forth in Paragraph 41(d) below.

(d) DETERMINATION OF OPTION RENT. In the event Tenant timely and appropriately objects to the Option Rent, Landlord and Tenant shall attempt to agree upon the Option Rent using their best good-faith efforts. If Landlord and Tenant fail to reach agreement within ten (10) days following Tenant's objection to the Option Rent, (the "Outside Agreement Date"), then each party shall make a separate determination of the Option Rent, as the case may be, within five (5) days, and such determinations shall be submitted to arbitration in accordance with Subparagraphs (i) through (vii) below.

(i) Landlord and Tenant shall each appoint one arbitrator who shall by profession be a real estate broker who shall have been active over the five (5) year period ending on the date of such appointment in the leasing of commercial properties in the Dublin area. The determination of the arbitrators shall be limited solely to the issue area of whether Landlord's or Tenant's submitted Option Rent, is the closest to the actual Option Rent as determined by the arbitrators, taking into account the requirements of Paragraph 41(b) above. Each such arbitrator shall be appointed within fifteen (15) days after the applicable Outside Agreement Date.

(ii) The two arbitrators so appointed shall within ten (10) days of the date of the appointment of the last appointed arbitrator agree upon and appoint a third arbitrator who shall be an appraiser who has been active over the five (5) year period ending on the date of such appointment in the appraisal of commercial properties in the Dublin area and who is a Member of the Appraisal Institute
(MAI).

(iii) The three arbitrators shall within thirty (30) days of the appointment of the third arbitrator reach a decision as to whether the parties shall use Landlord's or Tenant's submitted Option Rent, and shall notify Landlord and Tenant thereof.

(iv) The decision of the majority of the three arbitrators shall be binding upon Landlord and Tenant.

(v) If either Landlord or Tenant fails to appoint an arbitrator within fifteen
(15) days after the applicable Outside Agreement Date, the arbitrator appointed by one of them shall reach a decision, notify Landlord and Tenant thereof, and such arbitrator's decision shall be binding upon Landlord and Tenant.

(vi) If the two arbitrators fail to agree upon and appoint a third arbitrator, or both parties fail to appoint an arbitrator, then the appointment of the third arbitrator or any arbitrator shall be dismissed and the matter to be decided shall be forthwith submitted to arbitration under the provisions of the American Arbitration Association, but subject to the instruction set forth in this Paragraph 41(d).

(vii) The cost of arbitration shall be paid by the non-prevailing party.

42. SECURITY MEASURES. The Building will have a card reader system for Building access during non-business hours. In addition, there will be an on-site roving security guard that will patrol the Development during non-business hours. Tenant hereby acknowledges that Landlord shall have no obligation to provide any other guard service or other security measures for the benefit of the Premises, the Building or the Development. Tenant hereby assumes all responsibility for the protection of Tenant and its agents, employees, contractors, invitees and guests, and the property thereof, from acts of third parties, including keeping doors locked and other means of entry to the Premises closed, whether or not Landlord, at its option, elects to provide security protection for the Development or any portion thereof. Tenant further assumes the risk that any safety and security devices, services and programs which Landlord elects, in its sole discretion, to provide may not be effective, or may malfunction or be circumvented by an unauthorized third party, and Tenant shall, in addition to its other insurance obligations under this Lease, obtain its own insurance coverage to the extent Tenant desires protection against losses related to such occurrences. Tenant shall cooperate in any reasonable safety or security program developed by Landlord or required by law.

43. NON-DISTURBANCE AGREEMENT, Landlord agrees to deliver to Tenant, within ninety (90) days after the execution of this Lease by both parties, a commercially reasonable non-disturbance agreement from the holder of the existing deed of trust against the Building.

44. LETTERS OF CREDIT.

(a) GENERAL.

(i) Concurrently with Tenant's execution of this Lease, Tenant shall deliver to Landlord, as collateral for the full and faithful performance by Tenant of all of its obligations under this Lease and for all losses and damages Landlord may suffer as a result of any default by Tenant under this Lease, two (2) irrevocable and unconditional negotiable letters of credit (individually, the "Letter of Credit" and collectively, the "Letters of Credit"), each in the form attached hereto as Exhibit "I" and containing the terms required herein, payable in the County of Contra Costa, California, running in favor of Landlord issued by a financial institution reasonably acceptable to Landlord, in the respective amounts set forth below (each, the "Letter of Credit Amount"). Landlord and Tenant hereby acknowledge that Landlord's disapproval of any proposed issuer of the Letters of Credit will be deemed reasonable if based on any reasonable factor, including, without limitation, (A) the proposed issuer has too much exposure in connection with loans and other credit accommodations (e.g., letters of credit) to high-technology customers, as determined by Landlord, or (B) the proposed issuer has less than a four-star (i.e., excellent) rating by Bauer Financial (or a comparable rating by a comparable credit service is a credit rating from Bauer Financial is not available). Each of the Letters of Credit shall be (i) payable at sight and irrevocable and unconditional, (ii) maintained in effect, whether through replacement, renewal or extension, for the period from the Commencement Date and continuing until the date (the "LC Expiration Date") which is sixty (60) days after the expiration of the Term, as the same may have been extended, and tenant shall deliver a new Letter of Credit or certificate of renewal or extension to Landlord at least thirty (30) days prior to the expiration of the Letter of Credit, without any action whatsoever on the part of Landlord, (iii) subject to the Uniform Customs and Practices for Documentary Credits (1993-Rev) International Chamber of Commerce Publication #500, (iv) fully assignable by Landlord, and (v) permit partial draws. In addition to the foregoing, the form and terms of each of the Letters of Credit (and the bank issuing the same) shall be acceptable to Landlord, in Landlord's sole discretion, and shall provide, among other things, in effect that: (A) Landlord shall have the right to draw down an amount up to the face amount of the Letter of Credit upon the presentation to the issuing bank of Landlord's written statement that such amount is due to Landlord under the terms and conditions of this Lease, it being understood that if Landlord is a limited liability company, corporation, partnership or other entity, then such statement shall be signed by a managing member (if a limited liability company), an officer (if a corporation), a general partner (if a partnership), or any authorized party (if another entity) and (B) the Letter of Credit will be honored by the issuing bank without inquiry as to the accuracy thereof and regardless of whether the Tenant disputes the content of such statement.

(ii) Each of the Letters of Credit shall also provide that Landlord may, at any time and without notice to tenant and without first obtaining Tenant's consent thereto, transfer all or any portion of its interest in and to the Letter of Credit to another party, person or entity, regardless of whether or not such transfer is separate from or as a part of the assignment by Landlord of its rights and interests in and to this Lease. In the event of the transfer of Landlord's interest in the Building, Landlord shall transfer the Letter of Credit, in whole or in part (or cause a substitute letter of credit to be delivered, as applicable) to the transferee and thereupon Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the whole or any portion of said Letter of Credit to a new landlord. In connection with any such transfer of the Letter of Credit by Landlord, Tenant shall, at Tenant sole cost and expense, execute and submit to the bank such applications, documents and instruments as may be necessary to effectuate such transfer and, Tenant shall be responsible for paying the bank's transfer and processing fees in connection therewith.

(iii) With respect to each of the Letters of Credit, if, as result of any application or use by Landlord of all or any art of the Letter of Credit, the amount of the Letter of Credit shall be less than the Letter of Credit Amount, Tenant shall, within five (5) days thereafter, provide Landlord with additional letter(s) of credit in an amount equal to the deficiency (or a replacement letter of credit in the total Letter of Credit Amount), and any such additional (or replacement) letter of credit shall comply with all of the provisions of this Paragraph 44, and if Tenant fails to comply with the foregoing, notwithstanding anything to the contrary contained in Paragraph 22 above, the same shall constitute an incurable default by Tenant. Without limiting the generality of the foregoing, if the Letter of Credit expires earlier than the LC Expiration Date, Landlord will accept a renewal thereof or substitute letter of credit (such renewal or substitute letter of credit to be in effect and delivered to Landlord, as applicable, not later than thirty (30) days prior to the expiration of the Letter of Credit), which shall be irrevocable and automatically renewable as above provided through the LC Expiration Date upon the same terms as the expiring Letter of Credit or such other terms as may be acceptable to Landlord in its sole discretion. However, if the Letter of Credit is not timely renewed or a substitute letter of credit is not timely received, or if Tenant fails to maintain the Letter of Credit in the amount and in accordance with the terms set forth in this Paragraph 44, Landlord shall have the right to present the Letter of Credit to the bank in accordance with the terms of this Paragraph 44, and the entire sum evidenced thereby shall be paid to and held by Landlord as collateral for performance of all of Tenant's obligations under this Lease and for all losses and damages Landlord may suffer as a result of any default by Tenant under this Lease.

(iv) Tenant hereby acknowledges and agrees that Landlord is entering into this Lease in material reliance upon the ability of Landlord to draw upon the Letters of Credit upon the occurrence of any default on the part of Tenant under this Lease. If there shall occur a default under this Lease as set forth in Paragraph 22, Landlord may, but without obligation to do so, draw upon either or both of the Letters of Credit, in part or in whole, to cure any default of Tenant and/or to compensate Landlord for any and all damages of any kind or nature sustained or which may be sustained by Landlord resulting from Tenant's default. Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of either or both of the Letters of Credit, either prior to or following a "draw" by Landlord of any portion of such Letter(s) of Credit, regardless of whether any dispute exists between Tenant and Landlord as to Landlord's right to draw upon such Letter(s) of Credit. No condition or term of this Lease shall be deemed to render either or both of the Letters of Credit conditional to justify the issuer of such Letters of Credit in failing to honor a drawing upon such Letter(s) of Credit in a timely manner.

(v) Landlord and Tenant acknowledge and agree that in no event or circumstance shall the Letters of Credit or any renewal thereof or substitute therefor be (i) deemed to be or treated as a "security deposit" within the meaning of California Civil Code Section 1950.7, (ii) subject to the terms of such Section 1950.7, or
(iii) intended to serve as a "security deposit" within the meaning of such
Section 1950.7. The parties hereto (A) recite that the Letters of Credit are not intended to serve as a security deposit and such Section 1950.7 and any and all other laws, rules and regulations applicable to security deposits in the commercial context ("Security Deposit Laws") shall have no applicability or relevancy thereto and (B) waive any and all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws.

(b)   LETTER OF CREDIT A.

(i) The first Letter of Credit (referred to herein as "Letter of Credit A") shall be in the amount of Three Million Dollars ($3,000,000.00).

(ii)  Notwithstanding the foregoing, in the event that (A) Tenant achieves four
(4) consecutive quarters of positive EBITDA (Earnings Before Income Taxes, Depreciation and Amortization), determined in accordance with generally accepted accounting principles, (B) Tenant has cash reserves of at least Forty Million Dollars ($40,000,000.00), and (C) Tenant is not in default and has not been in default under this Lease more than once during the prior thirty-six (36) months, then Tenant shall have the right to have Letter of Credit A terminated, provided that Tenant is not in default under this Lease at the time of such termination.

(c)   LETTER OF CREDIT B.

(i) The second Letter of Credit (referred to herein as "Letter of Credit B") shall be in the amount of Three Million Dollars ($3,000,000.00)

(ii) Notwithstanding anything to the contrary set forth in this Paragraph 44, it is hereby agreed that (i) the Letter of Credit Amount of Letter of Credit B shall be reduced by Three Hundred Thousand Dollars ($300,000.00) on each anniversary of the Commencement Date commencing on the first anniversary thereof, provided that Tenant is not in default and has not been in default under this Lease more than once during the prior thirty-six (36) months (or the elapsed portion of the Term, if less) and Landlord has not drawn down on any portion of Letter of Credit B prior to such reduction date.

(iii) Notwithstanding the foregoing, in the event that at the end of the fifth
(5th) year of the Term Tenant reports EBITDA (Earnings Before Income Taxes, Depreciation and Amortization), determined in accordance with generally accepted accounting principles, in excess of Five Million Dollars ($5,000,000.00) per quarter for the preceding four (4) consecutive quarters (based on the most recently filed 10Q statements, if Tenant is privately owned), then Tenant shall have the right to have Letter of Credit B terminated, provided that Tenant is not in default under this Lease at the time of such termination.

45. RIGHT OF FIRST OFFER. Landlord hereby grants the originally named Tenant herein (or any Permitted Assignee), a right of first offer to lease the fourth
(4th) floor of the Building (the "Fourth Floor"), if the Fourth Floor becomes available for lease (as provided below, as determined by Landlord) during the Term or the Option Term, provided that Landlord approves Tenant's financial condition at the time the Fourth Floor becomes available for lease, which approval shall no be unreasonably withheld. For purposes hereof, the Fourth Floor shall become available for lease following the expiration or earlier termination of the initial tenant's lease therefor (including renewals whether or not such renewal is pursuant to an express written provision in such lease and regardless of whether any such renewal is consummated pursuant to a new lease or lease amendment), and after the tenant thereunder has vacated such space. Such right of first offer shall be exercisable only by written notice delivered by Tenant to Landlord as provided below, provided that, as of the date of delivery of such notice, Tenant is not in default under this Lease beyond any applicable cure period and Tenant has not previously been in default under this Lease beyond any applicable cure period more than once in the prior twenty-four (24) months. The rights contained in this Paragraph 45 shall be personal to Tenant or a Permitted Assignee.

(a) TERM OF FIRST OFFER. Landlord shall give Tenant written notice (the "First Offer Notice") that the Fourth Floor will or has become available for lease by Tenant as provided above. The First Offer Notice shall set forth the terms upon which Landlord would lease the Fourth Floor to Tenant, including, without limitation (i) the anticipated date upon which the Fourth Floor will be available for lease by Tenant and the commencement date therefor, (ii) a schedule of construction of tenant improvements for the Fourth Floor, if any,
(iii) the Monthly Base Rent payable for the Fourth Floor, (iv) any tenant improvement allowance for such Fourth Floor, and (v) the term of the lease for such space which shall in all events be coterminous with the Term for the original Premises. All other terms and conditions of this Lease shall apply to Tenant's lease of the Fourth Floor.

(b) PROCEDURE FOR ACCEPTANCE. On or before the date which is ten (10) business days after Tenant's receipt of Landlord's First Offer Notice (the "Election Date"), Tenant shall deliver written notice to Landlord ("Tenant's Election Notice") pursuant to which Tenant shall have the right to elect either to: (i) lease the entire Fourth Floor upon the terms set forth in the First Officer Notice; or (ii) refuse to lease the Fourth Floor. If Tenant does not respond in writing to Landlord's First Offer Notice by the Election Date, Tenant shall be deemed to have elected not to lease the Fourth Floor. If Tenant elects or is deemed to have elected not to lease the Fourth Floor, then Tenant's right of first offer set forth in this Paragraph 45 shall terminate, and Landlord shall thereafter have the right to lease all or any portion of the Fourth Floor to anyone whom Landlord desires on any terms Landlord desires (which lease is referred to herein as a "Third-Party Fourth Floor Lease"). If the Fourth Floor becomes available for lease during the Term or the Option Term following the expiration or earlier termination of any Third-Party Fourth Floor Lease (including renewals whether or not such renewal is pursuant to an express written provision in such lease and regardless of whether any such renewal is consummated pursuant to a new lease or lease amendment), and after the tenant thereunder has vacated such space, then Tenant shall again have a right of first offer to lease the Fourth Floor in accordance with the provisions of this Paragraph 45.

(c) AMENDMENT TO LEASE. If Tenant leases the Fourth Floor pursuant to this Paragraph 45, Landlord and Tenant shall promptly execute an amendment to this Lease covering the Fourth Floor and the lease terms thereof. Notwithstanding anything to the contrary contained herein, Tenant must elect to exercise its right of first offer provided herein, if at all, with respect to the entire Fourth Floor, and Tenant may not elect to lease only a portion thereof.

IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed by their duly authorized representatives as of the date first above written.

TENANT:                            LANDLORD:

QUINTUS CORPORATION,               KOLL DUBLIN CORPORATE CENTER, L.P., a
a Delaware corporation             Delaware limited partnership

By: /s/ SUSAN SALVESEN             By: KDC-DUBLIN, LLC, a Delaware limited
    --------------------------         liability company, its general partner

    Print Name: SUSAN SALVESEN         By: KDC-OC, LLC, a Delaware limited
                --------------             liability company, its managing
                                           member
    Print Title: CEO
                 -------------             By: Koll Development Company, LLC,
                                               a Delaware limited liability
                                               company, its manager
By:
    --------------------------                 By: /s/ MICHAEL G. PARKER
                                                   -----------------------------
    Print Name:                                    Print Name: MICHAEL G. PARKER
                --------------                                 -----------------
                                                   Print Title: Senior Vice
    Print Title:                                                President,
                 -------------                                  Partner
                                                                ----------------

                                   SITE PLAN

                                [To be supplied]


                                 EXHIBIT "A-I"
                                 -------------
                                      -1-

KOLL DUBLIN
CORPORATE CENTER

                                     [MAP]


                                                 [KOLL DEVELOPMENT COMPANY LOGO]

                                 EXHIBIT "A-I"

                                OUTLINE OF FLOOR
                                PLAN OF PREMISES

                                [To be supplied]


                                 EXHIBIT "A-II"
                                 --------------

Quintus Corporation

                                  [BLUEPRINT]

Building 2 Floors 1, 2 and 3

                         [KOLL DUBLIN CORPORATE CENTER]


                       Outline of Floor Plan of Premises

                        [KOLL DEVELOPMENT COMPANY LOGO]

                                 EXHIBIT "A-II"

                  RENTABLE SQUARE FEET AND USABLE SQUARE FEET

1. The term "Rentable Square Feet" as used in the Lease will be deemed to include: (a) with respect to the Premises, the usable area of the Premises determined in accordance with the Method for Measuring Floor Area in Office Buildings, ANSI Z65.1-1996 (the "BOMA Standard"), plus a pro rata portion of the main lobby area on the ground floor and all elevator machine rooms, electrical and telephone equipment rooms and mail delivery facilities and other areas used by all tenants of the Building, if any, plus (i) for single tenancy floors, all the area covered by the elevator lobbies, corridors, special stairways, restrooms, mechanical rooms, electrical rooms and telephone closets on such floors, or (ii) for multiple tenancy floors, a pro rata portion of all of the area covered by the elevator lobbies, corridors, special stairways, restrooms, mechanical rooms, electrical rooms and telephone closets on such floor; and (b) with respect to the Building, the total rentable area for all floors in the Building computed in accordance with the provisions of Subparagraph 1(a) above. In calculating the "Rentable Square Feet" of the Premises or the Building, the area contained within the exterior walls of the Building stairs, fire towers, vertical ducts, elevator shafts, flues, vents, stacks and major pipe shafts will be excluded.

2. The term "Usable Square Feet" as used in Exhibit "C" with respect to the Premises, if applicable, will be deemed to include the usable area of the Premises as determined in accordance with the BOMA Standard.

3. For purposes of establishing Tenant's Percentage, Tenant's Operating Expense Allowance, the amount of the Tenant Improvement Allowance in Exhibit "C" and Monthly Base Rent as shown in Paragraph 1 of the Lease, the number of Rentable Square Feet of the Premises is deemed to be as set forth in Subparagraph 1(g) of the Lease, and the number of Rentable Square Feet of the Building is deemed to be as set forth in Subparagraph 1(f) of the Lease. From time to time at Landlord's option, Landlord's architect may redetermine the actual number of Rentable Square Feet of the Premises, and the Building, and the actual number of Usable Square Feet of the Premises respectively, based upon the criteria set forth in Paragraph 1 and Paragraph 2 above, which determination will be conclusive, and thereupon Tenant's Percentage, Tenant's Operating Expense Allowance, Monthly Base Rent and (if applicable) the Tenant Improvement Allowance will be adjusted accordingly.


                                  EXHIBIT "B"
                                  -----------

                             WORK LETTER AGREEMENT
                                  [ALLOWANCE]

This WORK LETTER AGREEMENT ("Work Letter Agreement") is entered into as of June 23, 2000 by and between KOLL DUBLIN CORPORATE CENTER, L.P., a Delaware limited partnership ("Landlord"), and QUINTUS CORPORATION, a Delaware corporation ("Tenant").

                                R E C I T A L S:

A. Concurrently with the execution of this Work Letter Agreement, Landlord and Tenant have entered into a lease (the "Lease") covering certain premises (the "Premises") more particularly described in Exhibit "A" attached to the Lease. All terms not defined herein have the same meaning as set forth in the Lease. To the extent applicable, the provisions of the Lease are incorporated herein by this reference.

B. In order to induce Tenant to enter into the Lease and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant agree as follows:

1.   BASE BUILDING AND TENANT IMPROVEMENTS.

(a) BASE BUILDING SHELL. The base building shell constructed by Landlord shall include the following:

(i) All core areas, elevator lobbies and restrooms on the first, second and third floors of the Building or in the main lobby of the Building shall be complete.

(ii) The main HVAC loop for the first, second and third floors of the Building shall be in place and ready to receive mixing boxes for zoning.

(iii) The main fire sprinkler risers and grid for the first, second and third floors of the Building shall be in place, ready for drop down.

(iv) After Tenant's approval of the Final Plans (as defined below), all perimeter walls of the Premises shall be sheet-rocked and ready for finish.

(v) The Tenant-side of the core partitions on the first, second and third floors of the Building shall be fire taped.

(vi) The column furring at exterior columns in the Premises shall be finish taped.

(vii) The second and third floors of the Building shall be covered with 3-1/4" concrete.

(viii) Electrical service shall be provided to closets on the first, second and third floors of the Building.

(ix) The telephone sleeve shall be provided to closets on the first, second and third floors of the Building.

(b) TENANT IMPROVEMENTS. As used in the Lease and this Work Letter Agreement, the term "Tenant Improvements" or "Tenant Improvement Work" means those items of general tenant improvement construction shown on the Final Plans (described in Paragraph 4 below), more particularly described in Paragraph 5 below.

2. WORK SCHEDULE. Attached hereto as Schedule 1 is a schedule ("Work Schedule") which sets forth the timetable for the planning and completion of the installation of the Tenant Improvements and the Commencement Date of the Lease. The Work Schedule also sets forth each of the various items of work to be done or approval to be given by Landlord and Tenant in connection with the completion of the Tenant Improvements. All plans and drawings required by this Work Letter Agreement and all work performed pursuant thereto are to be prepared and performed in accordance with the Work Schedule.

3. CONSTRUCTION REPRESENTATIVES. Landlord hereby appoints the following person(s) as Landlord's representative ("Landlord's Representative") to act for Landlord in all matters covered by this Work Letter Agreement: Jeffrey Logan.

Tenant hereby appoints the following person(s) as Tenant's representative ("Tenant's Representative") to act for Tenant in all matters covered by this Work Letter Agreement: Mark Thompson.

All communications with respect to the matters covered by this Work Letter Agreement are to made to Landlord's Representative or Tenant's Representative, as the case may be, in writing in compliance with the notice provisions of the Lease. Either party may change its representative under this Work Letter Agreement at any time by written notice to the other party in compliance with the notice provisions of the Lease.

4.   TENANT IMPROVEMENT PLANS.


                                  EXHIBIT "C"

(a) PREPARATION OF SPACE PLANS. In accordance with the Work Schedule, Tenant shall cause Tenant's architect and/or space planner to promptly prepare preliminary space plans for the layout of Premises ("Space Plans"). The Space Plans are to be sufficient to convey the architectural design of the Premises and layout of the Tenant Improvements therein and are to be submitted to Landlord in accordance with the Work Schedule for Landlord's approval. If Landlord reasonably disapproves any aspect of the Space Plans, Landlord will advise Tenant in writing of such disapproval and the reasons therefor in accordance with the Work Schedule. Tenant will then submit to Landlord for Landlord's approval, in accordance with the Work Schedule, a redesign of the Space Plans incorporating the revisions reasonably required by Landlord.

(b) PREPARATION OF FINAL PLANS. Based on the approved Space Plans, and in accordance with the Work Schedule, Tenant shall cause Tenant's architect to prepare complete architectural plans, drawings and specifications and performance specifications for mechanical, electrical and plumbing for all of the Tenant Improvements for the Premises (collectively, the "Final Plans"); provided, however, that if the reviewing agencies require more detailed plans, specifications or working drawings, then Tenant shall cause Tenant's architect to prepare such required plans, specifications and/or working drawings. The Final Plans will show: (a) the subdivision (including partitions and walls), layout, lighting, finish and decoration work (including carpeting and other floor coverings) for the Premises; (b) all internal and external communications and utility facilities which will require conduiting or other improvements from the base Building shell work and/or within common areas; and (c) all other specifications for the Tenant Improvements. The Final Plans will be submitted to Landlord for approval to confirm that they are consistent with the Space Plans. If Landlord reasonably disapproves any aspect of the Final Plans based on any inconsistency with the Space Plans, Landlord agrees to advise Tenant in writing of such disapproval and the reasons therefor within the time frame set forth in the Work Schedule. In accordance with the Work Schedule, Tenant will then cause Tenant's architect to redesign the Final Plans incorporating the revisions reasonably requested by Landlord so as to make the Final Plans consistent with the Space Plans. The Final Plans submitted as the first permit submittal set in accordance with the Work Schedule are not required to be complete in all respects, but must be sufficient to satisfy the requirements of governmental agencies to process a building permit. Notwithstanding the foregoing, the first permit submittal set shall be sufficient to allow Landlord to commence construction, at Landlord's election, of the Tenant Improvement Work.

(c) REQUIREMENTS OF TENANT'S FINAL PLANS. Tenant's Final Plans will include locations and complete dimensions, and the Tenant Improvements, as shown on the Final Plans, will: (i) be compatible with the Building shell and with the design, construction and equipment of the Building; (ii) if not comprised of the Building standards set forth in the written description thereof (the "Standards"), then compatible with and of at least equal quality as the Standards and reasonably approved by Landlord; (iii) comply with all applicable laws, ordinances, rules and regulations of all governmental authorities having jurisdiction, and all applicable insurance regulations; (iv) not require Building service beyond the level normally provided to other tenants in the Building and will not overload the Building floors; and (v) be of a nature and quality consistent with the overall objectives of Landlord for the Building, as determined by Landlord in its reasonable but subjective discretion.

(d) SUBMITTAL OF FINAL PLANS. Once approved by Landlord and Tenant, Landlord's architect will submit the Final Plans to the appropriate governmental agencies for plan checking and the issuance of a building permit. Landlord's architect, with Tenant's cooperation, will make any changes to the Final Plans which are requested by the applicable governmental authorities to obtain the building permit. After approval of the Final Plans no further changes may be made without the prior written approval of both Landlord and Tenant, which approval shall not be unreasonably withheld and subject to Paragraph 9(b) below and then only after agreement by Tenant to pay any excess costs resulting from the design and/or construction of such changes in accordance with Paragraph 5(a) or 5(b) below, as applicable. Tenant hereby acknowledges that any such changes will be subject to the terms of Paragraph 10 below.

(e) CHANGES TO SHELL OF BUILDING. If the Final Plans or any amendment thereof or supplement thereto shall require changes in the Building shell, the increased cost of the Building shell work caused by such changes will be paid for by Tenant or charged against the "Allowance" described in Paragraph 5 below.

(f) COMPETITIVE BIDS. Promptly after approval of the Final Plans by Landlord and Tenant, Landlord shall solicit bids from at least three (3) mutually agreed upon union general contractors, each of which will include a pre-negotiated fee for overhead and profit and which general contractors shall request bids from at least three (3) union bidders in each major trade division. Such contractors shall have a time period mutually acceptable to Landlord and Tenant within which to submit their proposals. Landlord shall select the general contractor and the major subcontractors that are mutually agreeable to Landlord and Tenant.

(g) WORK COST ESTIMATE AND STATEMENT. Prior to the commencement of construction of any of the Tenant Improvements shown on the Final Plans, Landlord will submit to Tenant a written estimate of the cost to complete the Tenant Improvement Work (the "Work Cost"), which written estimate will be based on the Final Plans taking into account any modifications which may be required to reflect changes in the Final Plans required by the City or County in which the Premises are located (the "Work Cost Estimate). Tenant will either approve the Work Cost Estimate or disapprove specific items and submit to Landlord revisions to the Final Plans to reflect deletions of and/or substitutions for such disapproval items. Submission and approval of the Work Cost Estimate will proceed in accordance with the Work Schedule. Upon Tenant's approval of the Work Cost Estimate (such approved Work Cost Estimate to be hereinafter

                                  EXHIBIT "C"
known as the "Work Cost Statement"). Landlord will have the right to purchase materials and to commence the construction of the items included in the Work Cost Statement pursuant to Paragraph 6 hereof. If the total costs reflected in the Work Cost Statement exceed the Allowance described in Paragraph 5 below, Tenant agrees to pay such excess, as additional rent, within five (5) business days after Tenant's approval of the Work Cost Estimate. Throughout the course of construction, any differences between the estimated Work Cost in the Work Cost Statement and the actual Work Cost will be determined by Landlord and appropriate adjustments and payments by Landlord or Tenant, as the case may be, will be made within five (5) business days thereafter. Upon reasonable prior notice to Landlord, Tenant shall have full access to all information in Landlord's possession concerning the Tenant Improvement Work, including, without limitation, the general contractor's initial bid, the bids received from all subcontractors in each major trade division and all change orders.

5.   PAYMENT FOR THE TENANT IMPROVEMENTS.

(a) ALLOWANCE. Landlord hereby grants to Tenant a tenant improvement allowance of $25.00 per Rentable Square Foot of the Premises (the "Allowance"). The Allowance is to be used only for:

(i) Payment of the cost of preparing the Space Plans and the Final Plans, including mechanical, electrical, plumbing and structural drawings and of all other aspects necessary to complete the Final Plans. The Allowance will not be used for the payment of extraordinary design work not consistent with the scope of the Standards (i.e., above-standard design work) or for payments to any other consultants, designers or architects other than Landlord's architect and/or Tenant's architect.

(ii) The payment of plan check, permit and license fees relating to construction of the Tenant Improvements.

(iii) Construction of the Tenant Improvements, including, without limitation, the following:

(aa) Installation within the Premises of all partitioning, doors, floor coverings, ceilings, wall coverings and painting, millwork and similar items;

(bb) All electrical wiring, lighting fixtures, outlets and switches, and other electrical work necessary for the Premises;

(cc) The furnishing and installation of all duct work, terminal boxes, diffusers and accessories necessary for the heating, ventilation and air conditioning systems within the Premises, including the cost of meter and key control for after-hour air conditioning:

(dd) Any additional improvements to the Premises required for Tenant's use of the Premises including, but not limited to, odor control, special heating, ventilation and air conditioning, noise or vibration control or other special systems or improvements;

(ee) All fire and life safety control systems such as fire walls, sprinklers, halon, fire alarms, including piping, wiring and accessories, necessary for the Premises;

(ff)  All plumbing, fixtures, pipes and accessories necessary for the Premises;

(gg)  Testing and inspection costs; and

(hh) Fees for Landlord's tenant improvement coordinator in the amount of three percent (3%) of the actual Work Cost, and fees for the contractor including, but not limited to, fees and costs attributable to general conditions.

(b) EXCESS COSTS. The cost of each item referenced in Paragraph 5(a) above shall be charges against the Allowance. If the Work exceeds the Allowance, Tenant agrees to pay to Landlord such excess including fees for the contractor and Landlord's standard three percent (3%) fee for the tenant improvement coordinator associated with the supervision of such excess work prior to the commencement of construction within five (5) business days after invoice therefor (less any sums previously paid by Tenant for such excess pursuant to the Work Cost Estimate). In no event will the Allowance be use to pay for Tenant's furniture, artifacts, equipment, telephone systems or any other item of personal property which is not affixed to the Premises.

(c) CHANGES. If, after the Final Plans have been prepared and the Work Cost Statement has been established, Tenant requires any changes or substitutions to the Final Plans, any additional costs related thereto including fees for the contractor and Landlord's standard three percent (3%) fee for the tenant improvement coordinator associated with the supervision of such changes or substitutions (but net of the 10% retention, until such retention is payable to the contractor) are to be paid by Tenant to Landlord as progress payments during the course of construction of the Tenant Improvements, within ten (10) business days after demand by Landlord. Any changes to the Final Plans will be approved by Landlord and Tenant in the manner set forth in Paragraph 4 above and will, if necessary, require the Work Cost Statement to be revised and agreed upon between Landlord and Tenant in the manner set forth in Subparagraph 4(f) above. Landlord will have the right to decline Tenant's request for a change to the Final Plans if such changes are inconsistent with the provisions of Paragraph 4 above, or if the change

                                  EXHIBIT "C"
would unreasonably delay construction of the Tenant Improvements and the Commencement Date of the Lease.

(d) GOVERNMENTAL COST INCREASES. If increases in the cost of the Tenant Improvements as set forth in the Work Cost Statement are due to requirements of any governmental agency, Tenant agrees to pay Landlord the amount of such increase including fees for the contractor and Landlord's standard three percent (3%) fee for the tenant improvement coordinator associated with the supervision of such additional work within five (5) days of Landlord's written notice; provided, however, that Landlord will first apply toward any such increase any remaining balance of the Allowance.

(e) UNUSED ALLOWANCE AMOUNTS. Any unused portion of the Allowance upon completion of the Tenant Improvements will not be refunded to Tenant or be available to Tenant as a credit against any obligations of Tenant under the Lease unless Tenant has paid for excess costs as described in Subparagraphs 5(b), 5(c) or 5(d), in which case the unused Allowance may be applied toward such excess cost amounts and paid to Tenant.

(f) UTILITY REBATES AND CREDITS. Landlord shall be entitled to receive, retain and/or use, as applicable, all rebates and credits provided by any and all utility companies in connection with the Tenant Improvements.

6. CONSTRUCTION OF TENANT IMPROVEMENTS. Until Tenant approves the Final Plans and Work Cost Statement, Landlord will be under no obligation to cause the construction of any of the Tenant Improvements. Following Tenant's approval of the Work Cost Statement described in Subparagraph 4(f) above and upon Tenant's payment of the total amount by which such Work Cost Statement exceeds the Allowance, if any, Landlord's contractor will commence and diligently proceed with the construction of the Tenant Improvements, subject to Tenant Delays (as described in Paragraph 9 below) and Force Majeure Delays (as described in Paragraph 10 below).

7. FREIGHT/CONSTRUCTION ELEVATOR. Landlord will, consistent with its obligation to other tenants in the Building, if appropriate and necessary, make the freight/construction elevator reasonably available to Tenant in connection with initial decorating, furnishing and moving into the Premises. Tenant agrees to pay for any after-hours staffing of the freight/construction elevator, if needed.

8. COMMENCEMENT DATE AND SUBSTANTIAL COMPLETION.

(a) COMMENCEMENT DATE. The Term of the Lease will commence on the date (the "Commencement Date") which is the earlier of: (i) the date Tenant moves into the Premises to commence operation of its business in all or any portion of the Premises (which shall not occur prior to the issuance of temporary certificates of occupancy for the Building and the Premises); or (ii) fifteen (15) days after the later of (A) the date the Tenant Improvements have been "substantially completed" (as defined below) or (B) the issuance of temporary certificates of occupancy for the Building and the Premises; provided, however, that if substantial completion of the Tenant Improvements is delayed as a result of any Tenant Delays described in Paragraph 9 below, then the Commencement Date as would otherwise have been established pursuant to this Subparagraph 8(a)(ii) will be accelerated by the number of days of such Tenant Delays. During the Fifteen (15) day period following substantial completion of the Tenant Improvements, Tenant may, at Tenant's sole risk, enter the Premises for the sole purpose of installing its furniture, fixtures and equipment, provided that (a) Tenant's early entry shall not interfere with Landlord's completion of any punch list items or cause labor difficulties; and (b) Tenant shall comply with all provisions of the Lease other than the obligation to pay Monthly Base Rent.

(b) SUBSTANTIAL COMPLETION; PUNCH-LIST. For purposes of Subparagraph 8(a)(ii) above, the Tenant improvements will be deemed to be "substantially completed" when Landlord's contractor certifies in writing to Landlord and Tenant that
Landlord: (a) is able to provide Tenant with reasonable access to the Premises;
(b) has substantially performed all of the Tenant Improvement Work required to be performed by Landlord under this Work Letter Agreement, other than decoration and minor "punch-list" type items and adjustments which do not materially interfere with Tenant's access to or use of the Premises; and (c) has obtained a temporary certificate of occupancy or other required equivalent approval from the local governmental authority permitting occupancy of the Premises. Within ten (10) days after receipt of such certificate from Landlord's contractor, Tenant will conduct a walk-through inspection of the Premises with Landlord and provide to Landlord a written punch-list specifying those decoration and other punch-list items which require completion, which items Landlord will thereafter diligently complete.

(c) DELIVERY OF POSSESSION. Landlord agrees to deliver possession of the Premises to Tenant when the Tenant Improvements have been substantially completed in accordance with Subparagraph (b) above. The parties estimate the Landlord will deliver possession of the Premises to Tenant and the Term of this Lease will commence on or before the estimated commencement date set forth in the Work Schedule (the "Projected Commencement Date"). Landlord agrees to use its commercially reasonable efforts to cause the Premises to be substantially completed on or before the Projected Commencement Date. Tenant agrees that if Landlord is unable to deliver possession of the Premises to Tenant on or prior to the Projected Commencement Date, the Lease will not be void or voidable, nor will Landlord be liable to Tenant for any loss or damage resulting therefrom, but if such late delivery is due to Landlord's fault or due to any Force Majeure Delay(s), then, as Tenant's sole remedy, the Commencement Date and the Expiration Date of the Terms will be extended one (1) day for each day Landlord is delayed in delivering possession of the Premises to Tenant.

(d) TENANT'S TERMINATION RIGHT. If for any reason other than one or more Tenant Delays the Tenant Improvements have not been substantially completed within one (1) year after the estimated Commencement Date set forth in the Work Schedule approved by Landlord and Tenant, then Tenant may terminate this Lease by giving Landlord notice of termination within thirty (30) days after the end of such one (1) year period.

9. TENANT DELAYS. For purposes of this Work Letter Agreement, "Tenant Delays" means any delay in the completion of the Tenant Improvements resulting from any or all of the following: (a) Tenant's failure to timely perform any of its obligations pursuant to this Work Letter Agreement, including any failure to complete, on or before the due date therefor, any action item which is Tenant's responsibility pursuant to the Work Schedule; (b) Tenant's changes to Space Plans or Final Plans after Landlord's approval thereof; (c) Tenant's request for materials, finishes, or installations which are not readily available or which are incompatible with the Standards; (d) any delay of Tenant in making payment to Landlord for Tenant's share of the Work Cost; or (e) any other act or failure to act by Tenant, Tenant's employees, agents, architects, independent contractors, consultants and/or any other person performing or required to perform services on behalf of Tenant, provided that any of the foregoing events shall constitute a Tenant Delay only if such event adversely affected the critical path for completion of the Tenant Improvements. Landlord agrees to notify Tenant within five (5) business days after Landlord becomes aware of the occurrence of any Tenant Delay, which notice may be in the form of a change order presented to Tenant.

10. FORCE MAJEURE DELAYS. For purposes of this Work Letter, "Force Majeure Delays" means any actual delay in the construction of the Tenant Improvements, which is beyond the reasonable control of Landlord or Tenant, as the case may be, as described in Paragraph 33 of the Lease.

11. UNION LABOR. Reference is hereby made to Paragraph 40 of the Lease which requires the use of union labor, which provision is hereby deemed incorporated herein in its entirety.

IN WITNESS WHEREOF, the undersigned Landlord and Tenant have caused this Work Letter Agreement to be duly executed by their duly authorized representatives as of the date of the Lease.

TENANT:                            LANDLORD:

QUINTUS CORPORATION,               KOLL DUBLIN CORPORATE CENTER, L.P., a
a Delaware corporation             Delaware limited partnership

By: /s/ SUSAN SALVESEN             By: KDC-DUBLIN, LLC, a Delaware limited
    -----------------------------      liability company, its general partner
    Print Name:  SUSAN SALVESEN
                 ----------------      By: KDC-OC, LLC, a Delaware limited
    Print Title: CFO                       liability company, its managing
                 ----------------          member

By:                                        By: Koll Development Company, LLC,
    -----------------------------              a Delaware limited liability
    Print Name:                                company, its manager
                 ----------------
    Print Title:                               By: /s/ MICHAEL G. PACKER
                 ----------------                 ------------------------------
                                                  Print Name:  Michael G. Packer
                                                               -----------------
                                                  Print Title: SENIOR VICE PRES-
                                                               IDENT, PARTNER
                                                               -----------------














                                  EXHIBIT "C"
                                  -----------

                                 WORK SCHEDULE



                                [To be supplied]





















                                  SCHEDULE "1"
                                       to
                                  EXHIBIT "C"

                            KOLL DEVELOPMENT COMPANY
                     KOLL DUBLIN CORPORATE CENTER: QUINTUS
          WORK SCHEDULE
                                                                                          JUNE                     JULY
                                                                                  --------------------   ---------------------------
NOTES  TASK NAME                            DURATION      START       FINISH      6/5  6/12  6/19  6/26  7/3  7/10  7/17  7/24  7/31
-----  ---------                            --------      -----       ------      ---  ----  ----  ----  ---  ----  ----  ----  ----
       LEASE AGREEMENT                          1d     Mon 6/26/00  Mon 6/26/00
  T      Lease Ratification                     1d     Mon 6/26/00  Mon 6/26/00
       DESIGN                                  42d     Mon 6/26/00  Tue 8/22/00
  T      Space Planning (SP)                   12d     Mon 6/26/00  Tue 7/11/00
 LL      Review & Approval of SP                3d     Wed 7/12/00  Fri 7/14/00
  T      Create Design & Construction D?       24d     Mon 7/17/00  Thu 8/17/00
 LL      Review & Approval of CD's              3d     Fri 8/18/00  Tue 8/17/00
       PERMIT PHASE                            31d     Tue 8/22/00  Tue 10/3/00
 LL      First Permit Submittal                14d     Tue 8/22/00  Fri 9/8/00
  T      Response to Comments                   3d     Mon 9/11/00  Wed 9/13/00
 LL      Second City Submittal                  7d     Thu 9/14/00  Fri 9/22/00           [GRAPH]
  T      Response to Comments                   3d     Mon 9/25/00  Wed 9/27/00
 LL      Final City Review & Approval           3d     Thu 9/28/00  Mon 10/2/00
 LL      Permit Acquisition                     1d     Tue 10/3/00  Tue 10/3/00
       BID PHASE                               45d     Fri 7/14/00  Fri 9/15/00
  T      Select GC                              8d     Fri 7/14/00  Tue 7/25/00
 LL      Negotiate GC Contract/Scope           32d     Thu 7/27/00  Fri 9/8/00
 LL      Review GC Contract                     3d     Mon 9/11/00  Wed 9/13/00
 LL      Award (Contract)                       2d     Thu 9/14/00  Fri 9/15/00
       QUINTUS TENANT IMPROVEMENT              49d     Fri 9/15/00  Wed 11/22/00
 LL      Ti Build-out Phase                    49d     Fri 9/15/00  Wed 11/22/00
 LL      Substantial Completion Date            1d     Tue 11/7/00  Tue 11/7/00
  T      Cabling/Furniture Phase (NIC)         12d     Tue 11/7/00  Wed 11/22/00
 LL      Punchlist Phase                        6d     Wed 11/15/00 Wed 11/22/00
 LL      Ti Certificate of Occupancy            1d     Wed 11/22/00 Wed 11/22/00
       QUINTUS LEASE COMMENCEMENT               1d     Wed 11/22/00 Wed 11/22/00
         Quintus Lease Commencement             1d     Wed 11/22/00 Wed 11/22/00


                                             Task                Summary                 Rolled Up Progress   [LEGEND]

Quintus Tenant Improvement (Draft S???       Progress  [LEGEND]  Rolled Up Task  [LEGEND]

                                             Milestone           Rolled Up Milestone


        AUGUST               SEPTEMBER                 OCTOBER              NOVEMBER
---------------------  ---------------------  -------------------------  --------------
8/7  8/14  8/21  8/28  9/4  9/11  9/15  9/25  10/2  10/9  0/1  0/2  0/3  11/6  1/1  1/2
---  ----  ----  ----  ---  ----  ----  ----  ----  ----  ---  ---  ---  ----  ---  ---


                              [GRAPH]


                           NOTICE OF LEASE TERM DATES
                            AND TENANT'S PERCENTAGE


To:________________________
___________________________
___________________________
Date:______________________

Re: Lease dated June 23, 2000 (the "Lease"), between KOLL DUBLIN CORPORATE CENTER, L.P., a Delaware limited partnership, Landlord, and QUINTUS CORPORATION, a Delaware corporation, Tenant, concerning the 1st, 2nd and 3rd Floors of the Building located at 4120 Dublin Boulevard, Dublin, California (the "Premises").

To Whom It May Concern:

In accordance with the subject Lease, we wish to advise and/or confirm as follows:

1. That the Premises have been accepted by the Tenant as being substantially complete in accordance with the subject Lease and that there is no deficiency in construction except as may be indicated on the "Punch-List" prepared by Landlord and Tenant, a copy of which is attached hereto.

2. That the Tenant has possession of the subject Premises and acknowledges that under the provisions of the Lease the Commencement Date is _______________, and the Term of the Lease will expire on ______________.

3.   That in accordance with the Lease, rent commenced to accrue on
_______________.

4. If the Commencement Date of the Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter will be for the full amount of the monthly installment as provided for in the Lease.

5. Rent is due and payable in advance on the first day of each and every month during the Term of the Lease. Your rent checks should be made payable to ____________________________________ at ______________________________.

6. The number of Rentable Square Feet within the Premises is ___________ square feet as determined by Landlord's architect in accordance with the terms of the Lease.

7. The number of Rentable Square Feet within the Building is ___________ square feet as determined by Landlord's architect in accordance with the terms of the Lease.

8. Tenant's Percentage, as adjusted based upon the number of Rentable Square Feet within the Premises, is ___%.


                                       LANDLORD:

                                       KOLL DUBLIN CORPORATE CENTER, L.P., a
                                       Delaware limited partnership

                                       By: KDC-DUBLIN, LLC, a Delaware limited
                                           liability company, its general
                                           partner

                                           By: KDC-OC, LLC, a Delaware limited
                                               liability company, its managing
                                               member

                                               By: Koll Development Company,
                                                   LLC, a Delaware limited
                                                   liability company, its
                                                   manager

                                                   By: _________________________
                                                       Print Name: _____________
                                                       Print Title: ____________


                                  SAMPLE ONLY
                              [NOT FOR EXECUTION]


                                  EXHIBIT "D"

                        DEFINITION OF OPERATING EXPENSES

1. ITEMS INCLUDED IN OPERATING EXPENSES. The term "Operating Expenses" as used in the Lease to which this Exhibit "E" is attached means: all costs and expenses of operation and maintenance of the Building and the Common Areas (as such terms are defined in the Lease), as determined by standard accounting practices consistently applied, calculated assuming the Building is ninety-five percent (95%) occupied as to expenses that vary with occupancy, including the following costs by way of illustration but not limitation, but excluding those items specifically set forth in Paragraph 3 below:

(a) Real Property Taxes and Assessments (as defined in Paragraph 2 below) and any taxes or assessments imposed in lieu thereof;

(b) any and all assessments imposed with respect to, or allocated to, the Building pursuant to any covenants, conditions and restrictions affecting the Development, the Common Areas or the Building;

(c) water and sewer charges and the costs of electricity, heating, ventilating, air conditioning and other utilities;

(d) utilities surcharges and any other costs, levies or assessments resulting from statutes or regulations promulgated by any government or quasi-government authority in connection with the use, occupancy or alteration of the Building or the Premises or the parking facilities serving the Building or the Premises;

(e)  costs of insurance obtained by Landlord;

(f)  waste disposal and janitorial services;

(g)  labor;

(h) costs incurred in the management of the Building, including, without limitation: (i) supplies, (ii) wages and salaries (and payroll taxes and similar governmental charges related thereto) of employees used in the management, operation and maintenance of the Building, (iii) Building management office rental, supplies, equipment and related operating expenses, and (iv) a reasonable and competitive management/administrative fee determined as a percentage of the annual gross revenues of the Building exclusive of the proceeds of financing or a sale of the Building and a reasonably and competitive administrative fee for the management of the Development Common Area determined as a percentage of Development Common Area Operating Expenses:

(i) supplies, materials, equipment and tools including rental of personal property used for maintenance;

(j) repair and maintenance of the elevators and the structural portions of the Building including the plumbing, heating, ventilating, air-conditioning and electrical systems installed or furnished by Landlord;

(k) maintenance, costs and upkeep of all parking and Development Common Areas, including, without limitation, the "Park and Ride" parking area located within the Development, regardless of whether or not such parking area has been dedicated to the City of Dublin;

(l) depreciation on a straight line basis and rental of personal property used in maintenance;

(m) amortization on a straight line basis over the useful life [together with interest at the Interest Rate on the amortized balance] of all capitalized expenditures which are: (i) reasonably intended to produce a reduction in operating charges or energy consumption (but not in excess of such savings, on an annual basis); or (ii) required under any governmental law or regulation that was not applicable to the Building on the Commencement Date; or (iii) for replacement of any Building equipment needed to operate the Building at the same quality levels as prior to the replacement;

(n)  costs and expenses of gardening and landscaping;

(o)  maintenance of signs (other than the signs of tenants of the Building);

(p) personal property taxes levied on or attributable to personal property used in connection with the Building or the Common Areas;

(q) reasonable accounting, audit, verification, legal and other consulting fees; and

(r) costs and expenses of repairs, resurfacing, repairing, maintenance, painting, lighting, cleaning, refuse removal, security and similar items.

Operating Expenses shall not include Real Property Taxes and Assessments attributable to special assessments, charges, costs, or fees due to modifications or changes in governmental laws or regulations including, but not limited to, the institution of a split tax roll, and shall exclude market-wide

                                  EXHIBIT "E"
labor-rate increases due to extraordinary circumstances including, but not limited to, boycotts and strikes and utility increases due to extraordinary circumstances including, but not limited to, conservation surcharges, boycotts, embargoes or other shortages.

2. REAL PROPERTY TAXES AND ASSESSMENTS. The term "Real Property Taxes and Assessments", as used in this Exhibit "E", means: any form of assessment, license fee, license tax, business license fee, commercial rental tax, levy, charge, improvement bond, tax or similar imposition imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement or special assessment district thereof, as against any legal or equitable interest of Landlord in the Premises, Building, Common Areas or the Development (as such terms are defined in the Lease), adjusted to reflect an assumption that the Building is fully assessed for real property tax purposes as a completed building ready for occupancy, including the following by way of illustration but not limitation:

(a) any tax on Landlord's "right" to rent or "right" to other income from the Premises or as against Landlord's business of leasing the Premises;

(b) any assessment, tax, fee, levy or charge in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June, 1978 election and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refused removal and for other governmental services formerly provided without charge to property owners or occupants. Any such assessment shall be paid over the maximum permitted period. It is the intention of Tenant and Landlord that all such new increased assessments, taxes, fees, levies and charges be included within the definition of "real property taxes" for the purposes of this Lease;

(c) any assessment, tax, fee, levy or charge allocable to or measured by the area of the Premises or other premises in the Building or the rent payable by Tenant hereunder or other tenants of the Building, including, without limitation, any gross receipts tax or excise tax levied by state, city or federal government, or any political subdivision thereof, with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof but not on Landlord's other operations;

(d) any assessment, tax, fee, levy or charge upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises; and/or

(e) any assessment, tax, fee, levy or charge by any governmental agency related to any transportation plan, fund or system (including assessment districts) instituted within the geographic area of which the Building is a part.

Notwithstanding the foregoing, if at any time after the Commencement Date, the amount of Real Property Taxes and Assessments decreases, then for purposes of all subsequent Lease Years, including the Lease Year in which such decrease in Real Property Taxes and Assessments occurs, Tenant's Operating Expense Allowance shall be decreased by an amount equal to such decrease in Real Property Taxes and Assessments.

3. ITEMS EXCLUDED FROM OPERATING EXPENSES. Notwithstanding the provisions of Paragraphs 1 and 2 above to the contrary, "Operating Expenses" will not include:

(a) Landlord's federal or state income, franchise, inheritance, estate or documentary transfer taxes;

(b)  any ground lease rental;

(c) costs incurred by Landlord for the repair of damage to the Building to the extent that Landlord is entitled to be reimbursed by insurance or condemnation proceeds or by tenants, warrantors or other third persons;

(d) depreciation, amortization and interest payments, except as specifically provided herein, and except on materials, tools, supplies and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party, where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services, all as determined in accordance with standard accounting practices;

(e) brokerage commissions, finders' fees, attorneys' fees, space planning costs and other costs incurred by Landlord in leasing or attempting to lease space in the Building;

(f) costs of a capital nature, including, without limitation, capital improvements, capital replacements, capital repairs, capital equipment and capital tools, all as determined in accordance with standard accounting practices; provided, however, the capital expenditures set forth in Subparagraph 1(m) above will in any event be included in the definition of Operating Expenses;

(g) interest, principal, points and fees on debit or amortization on any mortgage, deed of trust or other debt encumbering the Building or the Development;

                                  EXHIBIT "E"

(h) costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements for tenants in the Building (including the original Tenant Improvements for the Premises), or incurred in renovating or otherwise improving, decorating, painting or redecorating space for tenants or other occupants of the Building, including space planning and interior design costs and fees;

(i) attorneys' fees and other costs and expenses incurred in connection with negotiations or disputes with present or prospective tenants or other occupants of the Building; provided, however, that Operating Expenses will include those attorneys' fees and other costs and expenses incurred in connection with negotiations, disputes or claims relating to items of Operating Expenses, enforcement of rules and regulations of the Building, and such other matters relating to the maintenance of standards required of Landlord under the Lease;

(j) except for the administrative/management fees described in Subparagraph 1(h) above, costs of Landlord's general corporate overhead;

(k) all items and services for which Tenant or any other tenant in the Building reimburses Landlord (other than through operating expense pass-through provisions);

(l) electric power costs for which any tenant directly contracts with the local public service company;

(m) costs arising from Landlord's charitable or political contributions;

(n) costs incurred because Landlord or another tenant actually violated the terms and conditions of any lease for premises within the Building or the Common Areas;

(o) costs associated with the investigation and/or remediation of Hazardous Materials (hereafter defined) present in, on or about any portion of the Building, the Common Areas or the Development as of the Commencement Date or for which Tenant or any other tenant in the Development is responsible under its respective lease;

(p) any recalculation of expenses actually incurred more than two (2) years prior to the year in which Landlord proposes that such cost be included;

(q) costs incurred in connection with the sale, financing, refinancing mortgaging, selling or change of ownership of the Building or the Development or any portion thereof, including brokerage commissions, consultants', attorneys' and accountants' fees, closing costs, title insurance premiums, documentary transfer taxes and interest changes (except for real property taxes);

(r) repairs, alterations, or additions made to comply with Landlord's obligations under the Work Letter Agreement or Subparagraph 4(b) of the Lease; and

(s) damage or repairs needed due to the gross negligence or willful misconduct of Landlord or Landlord's agents.


                                  EXHIBIT "E"

                      STANDARD FOR UTILITIES AND SERVICES

The following standards for utilities and services are in effect. Landlord reserves the right to adopt nondiscriminatory modifications and additions hereto.

Subject to the terms and conditions of the Lease and provided Tenant remains in occupancy of the Premises, Landlord will provide or make available the following utilities and services:

1. Provide non-attended automatic elevator facilities Monday through Friday, except holidays, from 7 a.m. to 6 p.m., and have one elevator available for Tenant's use at all other times.

2. On Monday through Friday, except holidays, from 7 a.m. to 6 p.m. and on Saturday from 9 a.m. to 12 Noon (and other times for a reasonable additional charge to be fixed by Landlord), ventilate the Premises and furnish air conditioning or heating on such days and hours, when in the reasonable judgment of Landlord it may be required for the comfortable occupancy of the Premises. Landlord's after-hours charge for HVAC as of the date of the Lease is set forth in Subparagraph 1(s) of the Lease. Such charge is subject to change at any time and from time to time by Landlord. The air conditioning system achieves maximum cooling when the window coverings are extended to the full length of the window opening and adjusted to a 45(degree) angle upwards. Landlord will not be responsible for room temperatures if Tenant does not keep all window coverings in the Premises extended to the full length of the window opening and adjusted to a 45 (degree) angle upwards. Landlord will not be responsible for room temperatures if opening and adjusted to a 45(degree) angle upwards whenever the system is in operation. Tenant agrees to cooperate fully at all times with Landlord, and to abide by all reasonable regulations and requirements which Landlord may prescribe for the proper function and protection of said air conditioning system. Tenant agrees not to connect any apparatus, device, conduit or pipe to the chilled and hot water air conditioning supply lines of the Building. Tenant further agrees that neither Tenant nor its servants, employees, agents, visitors, licensees or contractors shall at any time enter the mechanical installations or facilities of the Building or the Development or adjust, tamper with, touch or otherwise in any manner affect said installations or facilities. The cost of maintenance and service calls to adjust and regulate the air conditioning system will be charged to Tenant if the need for maintenance work results from either Tenant's adjustment of room thermostats or Tenant's failure to comply with the obligations under this Exhibit, including keeping window coverings extended to the full length of the window opening and adjusted to a 45 (degree) angle upwards. Such work will be charged at hourly rates equal to then-current journeyman's wages for air conditioning mechanics.

3. Landlord will make available to the Premises, 24 hours per day, seven days a week, electric current as required by the Building standard office lighting and fractional horsepower office business machines including copiers, personal computers and word processing equipment in an amount not to exceed six (6) watts per square foot per normal business day (excluding ceiling lights and HVAC). If Landlord reasonably determines that Tenant is using electricity in excess of Tenant's pro rata share to be supplied by Landlord pursuant to the foregoing sentence, Landlord may require Tenant to pay an increased share of the electricity costs, as equitably determined by Landlord, or to install, at Tenant's sole cost and expense, a separate meter for the electricity supplied to the Premises. If a separate meter is not installed at Tenant's cost, such excess cost will be established by an estimate agreed upon by Landlord and Tenant, and if the parties fail to agree, such cost will be established by an independent licensed engineer selected in Landlord's reasonable discretion, whose fee shall be shared equally by Landlord and Tenant. Tenant agrees not to sue any apparatus or device in, upon or about the Premises (other than standard office business machines, personal computers and word processing equipment) which may in any way increase the amount of such services usually furnished or supplied to said Premises, and Tenant further agrees not to connect any apparatus or device with wires, conduits or pipes, or other means by which such services are supplied, for the purpose of using additional or unusual amounts of such services without the written consent of Landlord. Should Tenant use the same to excess, the refusal on the part of Tenant to pay upon demand of Landlord the amount established by Landlord for such excess charge will constitute a breach of the obligation to pay rent under this Lease and will entitle Landlord to the rights therein granted for such breach. Tenant's use of electric current will never exceed the capacity of the feeders to the Building, or the risers or wiring installation and Tenants will not install or use or permit the installation or use of any computer or electronic data processing equipment in the Premises (except standard office business machines, personal computers and word processing equipment) without the prior written consent of Landlord.

4. Water will be available in public areas for drinking and lavatory purposes only, but if Tenant requires, uses or consumes water for any purpose in addition to ordinary drinking and lavatory purposes, of which fact Tenant constitutes Landlord to be the sole judge, Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant agrees to pay Landlord for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy Tenant will keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense, in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay for water consumed, as shown on such meter, as and when are rendered, and on default in making such payment, Landlord may pay such charges and collect the same from Tenant. Any such costs or expenses incurred, or payments made by Landlord for any of the reasons or purposes hereinabove stated will be deemed to be additional rent payable by Tenant and collectible by Landlord as such.


                                  EXHIBIT "F"

5. Landlord will provide janitor service to the Premises, provided the same are used exclusively as offices, and are kept reasonably in order by Tenant, and unless otherwise agreed to by Landlord and Tenant no one other than persons approved by Landlord shall be permitted to enter the Premises for such purposes. If the Premises are not used exclusively as offices, they will be kept clean and in order by Tenant, at Tenant's expense, and to the satisfaction of Landlord, and by persons approved by Landlord. Tenant agrees to pay to Landlord the cost of removal of any of Tenant's refuse and rubbish to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises as offices.

6. Landlord reserves the right to stop service of the elevator, plumbing, ventilation, air conditioning and electrical systems, when necessary, by reason of accident or emergency or for repairs, alterations or improvements, when in the judgment of Landlord such actions are desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed, and Landlord will have no responsibility or liability for failure to supply elevator facilities, plumbing, ventilating, air conditioning or electric service, when prevented from so doing by strike or accident or by any cause beyond Landlord's reasonable control, or by laws, rules, order, ordinances, directions, regulations or by reason of the requirements of any federal, state, county or municipal authority or failure of gas, oil or other suitable fuel supply or inability by exercise of reasonable diligence to obtain gas, oil or other suitable fuel supply. It is expressly understood and agreed that any covenants on Landlord's part to furnish any services pursuant to any of the terms, covenants, conditions, provisions or agreements of this Lease, or to perform any act or thing for the benefit of Tenant, will not be deemed breached if Landlord is unable to furnish or perform the same by virtue of a strike or labor trouble or any other cause whatsoever beyond Landlord's control.

                                   EXHIBIT "F"

                              ESTOPPEL CERTIFICATE

The undersigned, QUINTUS CORPORATION, a Delaware corporation ("Tenant"), hereby certifies to KOLL DUBLIN CORPORATE CENTER, L.P., a Delaware limited partnership ("Landlord"), as follows:

1. Attached hereto is a true, correct and complete copy of that certain lease dated June 23, 2000, between Landlord and Tenant (the "Lease"), regarding the premises located at 4120 Dublin Boulevard, Dublin, California (the "Premises"). The Lease is now in full force and effect and has not been amended, modified or supplemented, except as set forth in Paragraph 4 below.

2.   The Term of the Lease commenced on __________________, 20__.

3.   The Term of the Lease will expire on __________________, 20__.

4.   The Lease has: (Initial one)

(__________)   not been amended, modified, supplemented, extended, renewed or assigned.
(__________)   been amended, modified, supplemented, extended, renewed or assigned by the following described terms or agreements, copies of which are attached hereto:

_______________________________________________________________________________

_______________________________________________________________________________

5.   Tenant has accepted and is now in possession of the Premises.

6.   Tenant and Landlord acknowledge that Landlord's interest in the Lease will be assigned to ______________________________________________________ and that no modification, adjustment, revision or cancellation of the Lease or amendments thereto shall be effective unless written consent of _______________

______________________ is obtained, and that until further notice, payments under the Lease may continue as heretofore.

7.   The amount of Monthly Base Rent is $ _________________________.

8.   The amount of Security Deposit (if any) is $__________________. No other security deposits have been made except as follows: ____________________________

___________________________________________________________________.

9. Tenant is paying the full lease rental which has been paid in full as of the date hereof. No rent or other charges under the Lease have been paid for more than thirty (30) days in advance of its due date except as follows: ______

_______________________________________________________________________.

10.  All work required to be performed by Landlord under the Lease has been completed except as follows: _________________________________________________.

11. There are no defaults on the part of the Landlord or Tenant under the Lease except as follows: _____________________________________________________

____________________________________________________________.

12. Neither Landlord nor Tenant has any defense as to its obligations under the Lease and claims no set-off or counterclaim against the other party except as follows: ___________________________________________________________________

________________________________________________________.

13. Tenant has no right to any concession (rental or otherwise) or similar compensation in connection with renting the space it occupies other than as provided in the Lease except as follows: _____________________________________

______________________________________________________________.

14. All provisions of the Lease and the amendments thereto (if any) referred to above are hereby ratified.

The foregoing certification is made with the knowledge that _________________

_______________________________________ is relying upon the representations herein made in funding a loan to Landlord in purchasing the Premises.

                                  EXHIBIT "G1"
                                      -1-

IN WITNESS WHEREOF, this certificate has been duly executed and delivered by the authorized officers of the undersigned as of ___________________, 20__.

TENANT:

QUINTUS CORPORATION,
a Delaware corporation



By:
   ------------------------------
   Print Name:
              -------------------
   Print Title:
               ------------------

By:
   ------------------------------
   Print Name:
              -------------------
   Print Title:
               ------------------




                                  EXHIBIT "G1"
                                      -2-

                             RULES AND REGULATIONS

A. General Rules and Regulations. The following rules and regulations govern the use of the Building and the Development Common Areas. Tenant will be bound by such rules and regulations and agrees to cause Tenant's Authorized Users, its employees, subtenants, assignees, contractors, suppliers, customers and invitees to observe the same.

1. Except as specifically provided in the Lease to which these Rules and Regulations are attached, no sign, placard, picture, advertisement, name or notice may be installed or displayed on any part of the outside or inside of the Building or the Development without the prior written consent of Landlord. Landlord will have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls are to be printed, painted, affixed or inscribed at the expense of Tenant and under the direction of Landlord by a person or company designated or approved by Landlord.

2. If Landlord objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, or placed on any windowsill, which is visible from the exterior of the Premises, Tenant will immediately discontinue such use. Tenant agrees not to place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises including from within any interior common area.

3. Tenant will not obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators, or stairways of the Development. The halls, passages, exits, entrances, elevators and stairways are not open to the general public, but are open, subject to reasonable regulations, to Tenant's business invitees. Landlord will in all cases retain the right to control and prevent access thereto of all persons whose presence in the reasonable judgment of Landlord would be prejudicial to the safety, character, reputation and interest of the Development and its tenants, provided that nothing herein contained will be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal or unlawful activities. No tenant and no employee or invitee of any tenant will go upon the roof of the Building.

4. Landlord expressly reserves the right to absolutely prohibit solicitation, canvassing, distribution of handbills or any other written material, peddling, sales and displays of products, goods and wares in all portions of the Development except as may be expressly permitted under the Lease. Landlord reserves the right to restrict and regulate the use of the common areas of the Development and Building by invitees of tenants providing services to tenants on a periodic or daily basis including food and beverage vendors. Such restrictions may include limitations on time, place, manner and duration of access to a tenant's premises for such purposes. Without limiting the foregoing, Landlord may require that such parties use service elevators, halls, passageways and stairways for such purposes to preserve access within the Building for tenants and the general public. Notwithstanding the foregoing, Tenant shall have the right to use food and beverage catering services within the Premises.

5. Landlord reserves the right to require tenants to periodically provide Landlord with a written list of any and all business invitees which periodically or regularly provide goods and services to such tenants at the premises. Landlord reserves the right to preclude all vendors from entering or conducting business within the Building and the Development if such vendors are not listed on a tenant's list of requested vendors.

6. Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 7 a.m. the following business day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the Building or has a pass or is properly identified. Tenant will be responsible for all persons for whom it requests passes and will be liable to Landlord for all acts of such persons. Landlord will not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Landlord reserves the right to prevent access to the Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

7. The directory of the Building or the Development will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names therefrom.

8. All cleaning and janitorial services for the Development and the Premises will be provided exclusively through Landlord, and except with the written consent of Landlord, no person or persons other than those approved by Landlord will be employed by Tenant or permitted to enter the Development for the purpose of cleaning the same. Tenant will not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises.

9. Landlord will furnish Tenant, free of charge, with two keys to each entry door lock in the Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install any new additional lock or bolt on any door of the Premises. Tenant, upon the termination of its tenancy, will deliver to Landlord the keys to all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, will pay

                                  EXHIBIT "H"
                                      -1-

10. If Tenant requires telegraphic, telephonic, burglar alarm, satellite dishes, antennae or similar services, it will first obtain Landlord's approval, and comply with, Landlord's reasonable rules and requirements applicable to such services, which may include separate licensing by, and fees paid to, Landlord.

11. Freight elevator(s) will be available for use by all tenants in the Building, subject to such reasonable scheduling as Landlord, in its discretion, deems appropriate. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Landlord. Tenant's initial move in and subsequent deliveries of bulky items, such as furniture, safes and similar items will, unless otherwise agreed in writing by Landlord, be made during the hours of 6:00 p.m. to 6:00 a.m. or on Saturday or Sunday. Deliveries during normal office hours shall be limited to normal office supplies and other small items. No deliveries will be made which impede or interfere with other tenants or the operation of the Building.

12. Tenant will not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord will have the right to reasonably prescribe the weight, size and position of all safes, heavy equipment, files, materials, furniture or other property brought into the Building. Heavy objects will, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight, which platforms will be provided at Tenant's expense. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to any tenants in the Building or Landlord, are to be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devises sufficient to eliminate noise or vibration. Tenant will be responsible for all structural engineering required to determine structural load, as well as the expense thereof. The persons employed to move such equipment in or out of the Building must be reasonably acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property will be repaired at the expense of Tenant.

13. Tenant will not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant will not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, nor will Tenant bring into or keep in or about the Premises any birds or animals.

14. Tenant will not use any method of heating or air conditioning other than that supplied by Landlord without Landlord's prior written consent.

15. Tenant will not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and will refrain from attempting to adjust controls. Tenant will keep corridor doors closed, and shall keep all window coverings pulled down.

16. Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building. Without the prior consent of Landlord, which Landlord may deny with or without cause, Tenant will not use the name, photograph or likeness of the Building or the Development in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

17. Tenant will close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and lighting or gas before Tenant and its employees leave the Premises. Tenant will be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

18. The toilet rooms, toilets, urinals, wash bowls and other apparatus will not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from any violation of this rule will be borne by tenant who, or whose employees or invitees, break this rule. Cleaning of equipment of any type is prohibited. Shaving is prohibited.

19. Tenant will not sell, or permit the sale at retail of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant will not use the Premises for any business or activity other than that specifically provided for in this Lease. Tenant will not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Landlord's prior written consent, which consent Landlord may withhold in its sole and absolute discretion.

20. Tenant will not install any radio or television antenna, loudspeaker, satellite dishes or other devices on the roof(s) or exterior walls of the Building or the Development. Tenant will not interfere with radio or television broadcasting or reception from or in the Development or elsewhere.

                                  EXHIBIT "H"
                                  -----------

21. Except for the ordinary hanging of pictures and wall decorations, Tenant will not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof, except in accordance with the provisions of the Lease pertaining to alterations.
Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Tenant will not cut or bore holes for wires. Tenant will not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

22. Tenant may install, maintain or operate upon the Premises any vending machines without the written consent of Landlord.

23. Landlord reserves the right to exclude or expel from the Development any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Building.

24. Tenant will store all its trash and garbage within its Premises or in other facilities provided by Landlord. Tenant will not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal is to be made in accordance with directions issued from time to time by Landlord.

25. The Premises will not be used for lodging or for the storage of merchandise held for sale to the general public, or for lodging or for manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectionable purpose. No cooking will be done or permitted on the Premises without Landlord's consent, except the use by Tenant of Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, and the use of a microwave oven for employees use will be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

26. Neither Tenant nor any of its employees, agents, customers and invitees may use in any space or in the public halls of the Building or the Development any hand truck except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant will not bring any other vehicles of any kind into the Building.

27. Tenant agrees to comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

28. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

29. To the extent Landlord reasonably deems it necessary to exercise exclusive control over any portions of the Common Areas for the mutual benefit of the tenants in the Building or the Development, Landlord may do so subject to reasonable, non-discriminatory additional rules and regulations.

30. Landlord may prohibit smoking in the Building and may require Tenant and any of its employees, agents, clients, customers, invitees and guests who desire to smoke, to smoke within designated smoking areas within the Development.

31. Tenant's requirements will be attended to only upon appropriate application to Landlord's asset management office fort the Development by an authorized individual of Tenant. Employees of Landlord will not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

32. These Rules and Regulations are in addition to, and will not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord will be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Development.

33. Landlord reserves the right to make such other and reasonable and non-discriminatory Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Development and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations herein above stated and any additional reasonable and non-discriminatory rules and regulations which are adopted. Tenant is responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

B. Parking Rules and Regulations. The following rules and regulations govern the use of the parking facilities which serve the Building. Tenant will be bound by such rules and regulations and agrees to cause its employees, subtenants, assignees, contractors, suppliers, customers and invitees to observe the same:

1. Tenant will not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, subtenants, customers or invitees to be loaded, unloaded or parked in areas other than those

                                  EXHIBIT "H"
                                  -----------
designated by Landlord for such activities. No vehicles are to be left in the parking areas overnight and no vehicles are to be parked in the parking areas other than normally sized passenger automobiles, motorcycles and pick-up trucks. No extended term storage of vehicles is permitted. Notwithstanding the foregoing, Tenant's employees may occasionally leave vehicles in the parking areas overnight, provided that in no event will Tenant permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, subtenants, customers or invitees to be left in the parking areas at any time during the hours of 6 p.m. on Saturday through 6 a.m. Sunday or during the hours of 6 p.m. on Sunday through 6 a.m. on Monday.

2. Vehicles must be parked entirely within painted stall lines of a single parking stall.

3.   All directional signs and arrows must be observed.

4.   The speed limit within all parking areas shall be five (5) miles per hour.

5. Parking is prohibited: (a) in areas not striped for parking; (b) in aisles or on ramps; (c) where "no parking" signs are posted; (d) in cross-hatched areas; and (e) in such other areas as may be designated from time to time by Landlord or Landlord's parking operator.

6. Landlord reserves the right, without cost or liability to Landlord, to tow any vehicle if such vehicle's audio theft alarm system remains engaged for an unreasonable period of time.

7. Washing, waxing, cleaning or servicing of any vehicle in any area not specifically reserved for such purpose is prohibited.

8. Landlord may refuse to permit any person to park in the parking facilities who violates these rules with unreasonable frequency, and any violation of these rules shall subject the violator's car to removal, at such car owner's expense. Tenant agrees to use its best efforts to acquaint its employees, subtenants, assignees, contractors, suppliers, customers and invitees with these parking provisions, rules and regulations.

9. Parking stickers, access cards, or any other device or form of identification supplied by Landlord as a condition of use of the parking facilities shall remain the property of Landlord. Parking identification devices, if utilized by Landlord, must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Parking identification devices, if any, are not transferable and any device in the possession of an unauthorized holder will void. Landlord reserves the right to refuse the sale of monthly stickers or other parking identification devices to Tenant or any of its agents, employees or representatives who willfully refuse to comply with these rules and regulations and all unposted city, state or federal ordinances, laws or agreements.

10. Loss or theft of parking identification devices or access cards must be reported to the management office in the Development immediately, and a lost or stolen report must be filed by the Tenant or user of such parking identification device or access card at the time. Landlord has the right to exclude any vehicle from the parking facilities that does not have a parking identification device or valid access card. Any parking identification device or access card which is reported lost or stolen and which is subsequently found in the possession of an unauthorized person will be confiscated and the illegal holder will be subject to prosecution.

11. All damage or loss claimed to be the responsibility of Landlord must be reported, itemized in writing and delivered to the management office located within the Development within ten (10) business days after any claimed damage or loss occurs. Any claim not so made is waived. Landlord is not responsible for damage by water or fire, or for the acts or omissions of others, or for articles left in vehicles. In any event, the total liability of Landlord, if any, is limited to Two Hundred Fifty Dollars ($250.00) for all damages or loss to any car. Landlord is not responsible for loss of use.

12. The parking operators, managers or attendants are not authorized to make or allow any exceptions to these rules and regulations, without the express written consent of Landlord. Any exceptions to these rules and regulations made by the parking operators, managers or attendants without the express written consent of Landlord will not be deemed to have been approved by Landlord.

13. Landlord reserves the right, without cost or liability to Landlord, to tow any vehicles which are used or parked in violation of these rules and regulations.

14. Landlord reserves the right from time to time to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the parking facilities as it deems reasonably necessary for the operation of the parking facilities.


                                  EXHIBIT "H"

                            FORM OF LETTER OF CREDIT

                       _________________________________

                       _________________________________

                       _________________________________

                       _________________________________

                       Contact Phones:__________________

                          IRREVOCABLE LETTER OF CREDIT

____________, 2000                           Our irrevocable standby Letter of Credit:
                                             No. _____________________________________
Beneficiary:
                                             Applicant:
KOLL DUBLIN CORPORATE CENTER, L.P.           QUINTUS CORPORATION,
4125 Blackhawk Plaza Circle, Suite 200       a Delaware corporation
Danville, CA 94506
Attention: Michael G. Parker                 Amount: Exactly USD $3,000,000.00
                                             (Three Million and 00/100 Dollars)

                                             Final Date of Expiration: [JANUARY
31, 2011]


     We (the "Bank") hereby issue our irrevocable standby Letter of Credit No. ________________ in Beneficiary's favor for the account of the above-referenced Applicant, in the aggregate amount of exactly USD $3,000,000.00.

     This Letter of Credit is available with us at our above office by presentation of your draft drawn on us at sight bearing the clause: "Drawn under No. ______________ [INSERT NAME OF BANK] Letter of Credit No. ______________" and accompanied by the following:

     1. Beneficiary's signed certification purportedly signed by an authorized officer or agent stating one of the following:

          (A) "Such amount is due to the Beneficiary as landlord under the terms and conditions of that certain lease agreement dated June 23, 2000 for premises known as the first, second and third floors of the building located at 4120 Dublin Boulevard, Dublin, California"; or

          (B) "The Bank has notified us that this Letter of Credit will not be extended beyond the current expiration date of this Letter of Credit and Applicant has not delivered to Beneficiary at least thirty (30) days prior to the current expiration of this Letter of Credit a replacement Letter of Credit satisfactory to Beneficiary."

     2.   The original of this Letter of Credit.

     Special conditions:

     Partial draws under this Letter of Credit are permitted.

     This Letter of Credit shall be automatically extended for an additional period of one (1) year, without amendment, from the present or each future expiration date, unless, at least thirty (30) days prior to the then current expiration date we notify you by registered mail/overnight courier service at the above address that this Letter of Credit will not be extended beyond the current expiration date. Notwithstanding anything to the contrary contained herein, this Letter of Credit shall expire permanently without renewal on [JANUARY 31, 2011], which shall be the final expiration date of this Letter of Credit.

     We hereby agree with you that all drafts drawn under and in compliance with the terms of this Letter of Credit will be duly honored upon presentation to us of the documents described in Paragraph 1 above on or before the expiration date of this Letter of Credit, without inquiry as to the accuracy thereof and regardless of whether Applicant disputes the content of any such documents or certifications.

     This Letter of Credit is transferable and any such transfer may be effected by us, provided that you deliver to us your written request for transfer in form and substance reasonably satisfactory to us. Beneficiary may, at any time and without notice to Applicant and without first obtaining Applicant's consent thereto, transfer all or any portion of Beneficiary's interest in and to the Letter of Credit to another party, person or entity, regardless of whether or not such transfer is separate from or as part of the assignment by Beneficiary of Beneficiary's rights and interests in and to the Lease. The original of this Letter of Credit together with any amendments thereto must accompany any such transfer request.


                                  EXHIBIT "I"
                                      -1-